            As filed with the Securities and Exchange Commission on July 2, 2004
                                           Securities Act File No. _____________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                          Pre-Effective Amendment No.[ ]

                          Post-Effective Amendment No.

                                ING FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

        7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

                                ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------
     It is proposed that this filing will become effective on August 2, 2004 pursuant to Rule 488 under the Securities Act of 1933, as amended
--------------------------------------------------------------------------------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment
                        Company Act of 1940, as amended.

                         ING HIGH YIELD OPPORTUNITY FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                 August 23, 2004

Dear Shareholder:

      Your Board of Trustees has called a special meeting of shareholders ("Special Meeting") of ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), which is scheduled for 10:00 a.m., Local time, on October 7, 2004 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      The Board of Trustees of High Yield Opportunity Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of High Yield Opportunity Fund with and into ING High Yield Bond Fund ("High Yield Bond Fund") (each a "Fund" and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds." Each Fund is a series of ING Funds Trust.

      If approved by shareholders, you will become a shareholder of High Yield Bond Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of High Yield Opportunity Fund with an opportunity to participate in a larger combined fund with substantially similar investment objectives and strategies.

      You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

      After careful consideration, the Board of Trustees of High Yield Opportunity Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN OCTOBER 6, 2004.

      High Yield Opportunity Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc., reminding you to exercise your right to vote.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                         Sincerely,


                                         /s/ James M. Hennessy,

                                         James M. Hennessy,
                                         President and Chief Executive Officer

                      (This page intentionally left blank)

                         ING HIGH YIELD OPPORTUNITY FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       OF ING HIGH YIELD OPPORTUNITY FUND
                          SCHEDULED FOR OCTOBER 7, 2004

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING High Yield Opportunity Fund ("High Yield Opportunity Fund") is scheduled for October 7, 2004 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:

      (1) To approve an Agreement and Plan of Reorganization by and between High Yield Opportunity Fund and ING High Yield Bond Fund ("High Yield Bond Fund"), providing for the reorganization of High Yield Opportunity Fund with and into High Yield Bond Fund; and

      (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

      Shareholders of record as of the close of business on July 15, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to High Yield Opportunity Fund or by voting in person at the Special Meeting.

                                               By Order of the Board of Trustees

                                               /s/ Huey P. Falgout, Jr.,

                                               Huey P. Falgout, Jr.,
                                               Secretary

August 23, 2004

                      (This page intentionally left blank)

                            ING HIGH YIELD BOND FUND

                           PROXY STATEMENT/PROSPECTUS

                                 AUGUST 23, 2004

                                TABLE OF CONTENTS

INTRODUCTION.................................................................................

SUMMARY......................................................................................
    The Proposed Reorganization..............................................................
    Comparison of Investment Objectives and Strategies.......................................
    Comparison of Fund Characteristics.......................................................
    Credit Rating Comparison of Holdings.....................................................
    Relative Performance.....................................................................
    Performance of ING High Yield Bond Fund..................................................
    Comparison of Investment Techniques and Principal Risks of Investing in the Funds........

COMPARISON OF FEES AND EXPENSES..............................................................
    Management Fees..........................................................................
    Administration Fees......................................................................
    Distribution and Service Fees............................................................
    Expense Limitation Arrangements..........................................................
    Expense Tables...........................................................................
    General Information......................................................................
    Material Differences in Rights of High Yield Opportunity Fund Shareholders and High
      Yield Bond Fund Shareholders...........................................................

INFORMATION ABOUT THE REORGANIZATION.........................................................
    The Reorganization Agreement.............................................................
    Reasons for the Reorganization...........................................................
    Boards Considerations....................................................................
    Tax Considerations.......................................................................
    Expenses of the Reorganization...........................................................

ADDITIONAL INFORMATION ABOUT THE FUNDS.......................................................
    Form of Organization.....................................................................
    Distributor..............................................................................
    Dividends and Other Distributions........................................................
    Capitalization...........................................................................

GENERAL INFORMATION ABOUT THE PROXY STATEMENT................................................
    Solicitation of Proxies..................................................................
    Voting Rights............................................................................
    Other Matters to Come Before the Special Meeting.........................................
    Shareholder Proposals....................................................................
    Reports to Shareholders..................................................................

APPENDICES...................................................................................    A-E
    Portfolio Managers' Report For ING High Yield Bond Fund..................................    A-1
    Form of Agreement and Plan of Reorganization.............................................    B-1
    Additional Information Regarding ING High Yield Bond Fund................................    C-1
    Additional ING Funds Offered.............................................................    D-1
    Security Ownership of Certain Beneficial and Record Owners...............................    E-1

                      (This page intentionally left blank)

                           PROXY STATEMENT/PROSPECTUS

                                 AUGUST 23, 2004

                            ING HIGH YIELD BOND FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  INTRODUCTION

      This combined Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of ING High Yield Opportunity Fund ("High Yield Opportunity Fund") to be held on October 7, 2004 ("Special Meeting"). As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of High Yield Opportunity Fund with and into ING High Yield Bond Fund ("High Yield Bond Fund") (each a "Fund" and collectively, the "Funds").

      Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), High Yield Opportunity Fund would transfer all of its assets to High Yield Bond Fund in exchange for shares of beneficial interest of High Yield Bond Fund and the assumption by High Yield Bond Fund of High Yield Opportunity Fund's liabilities as of the effective date of the Reorganization ("Closing Date").

      Because you, as a shareholder of High Yield Opportunity Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of High Yield Bond Fund, this Proxy Statement also serves as a Prospectus for High Yield Bond Fund. High Yield Bond Fund is a diversified mutual fund. High Yield Bond Fund's investment objective is to seek a high level of current income and total return. Under normal market conditions, High Yield Bond Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of high yield (high risk) bonds.

      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated August 23, 2004 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. Each Fund's annual reports dated March 31, 2004 are incorporated herein by reference. Each Fund offers its shares by a prospectus (the Class A, B, C and M Fixed Income Funds Prospectus for each Fund, dated August 1, 2004), each of which has more information about the pertinent Fund. For additional information about the Funds, see the Fixed Income Funds SAI that relates to the Prospectus for each Fund, dated August 1, 2004. For a copy of the current prospectus, SAI, annual report and semi-annual report for the Funds without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

      You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class A, B, C and M Fixed Income Funds Prospectus for more information about the Funds.

      THE PROPOSED REORGANIZATION

      The proposed Reorganization was approved by the Board of Trustees of each Fund at a meeting held on June 3, 2004. Subject to shareholder approval, the Reorganization Agreement provides for:

      - the transfer of all of the assets of High Yield Opportunity Fund to High Yield Bond Fund in exchange for shares of beneficial interest of High Yield Bond Fund;

      - the assumption by High Yield Bond Fund of the liabilities of High Yield Opportunity Fund known as of the Closing Date;

      - the distribution of High Yield Bond Fund shares to the shareholders of High Yield Opportunity Fund; and

      -     the complete liquidation of High Yield Opportunity Fund.

      High Yield Bond Fund shares would then be distributed to shareholders of High Yield Opportunity Fund so that each shareholder would receive a number of full and fractional shares of High Yield Bond Fund equal to the aggregate value of shares of High Yield Opportunity Fund held by such shareholder.

      As a result of the Reorganization, each owner of Class A, Class B and Class C shares of High Yield Opportunity Fund would become a shareholder of the corresponding class of shares of High Yield Bond Fund. As described more fully below, each owner of Class M shares of High Yield Opportunity Fund would become a shareholder of Class A shares of High Yield Bond Fund. The Reorganization is expected to be effective on October 23, 2004, or such other date as the parties may agree (the "Closing Date").

      Each Class A, Class B and Class C shareholder will hold, immediately after the Closing Date, shares of the corresponding class of High Yield Bond Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of High Yield Opportunity Fund held by that shareholder as of the Closing Date. Each Class M shareholder will hold, immediately after the Closing Date, shares of Class A of High Yield Bond Fund having an aggregate value equal to the aggregate value of the shares of Class M of High Yield Opportunity Fund, respectively, held by that shareholder as of the Closing Date. Class Q has no outstanding shares as of the Record Date and is closed to new investments. The Class Q will cease to exist immediately after the Closing Date.

      In considering whether to approve the Reorganization, you should note that:

      -     The Funds have substantially similar investment objectives;

      - The portfolio manager for both High Yield Opportunity Fund and High Yield Bond Fund invests in a diversified portfolio of high yield (high risk) securities;

      - Both Funds have the same adviser, ING Investments, LLC, the same sub-adviser, ING Investment Management Co. and the same portfolio management team; however, the High Yield Opportunity Fund has only been managed by this team since April 2003. Thus, the performance of the High Yield Bond Fund presents a longer-term record of the performance of the portfolio management team;

      - While High Yield Opportunity Fund is the larger fund ($270.7 million versus $73.5 million as of March 31, 2004), 3-year and 5-year performance of High Yield Bond Fund is superior;

      - Class M Shareholders will experience different fees and expenses upon becoming Class A shareholders of High Yield Bond Fund; however, the gross (1.74% vs. 1.31%) and net (1.72% vs. 1.20%) expenses will be lower for Class M shareholders after the Reorganization and the transition to Class A shares;

      - Class M shareholders* will not be subject to a sales load in connection with future purchases of Class A shares of High Yield Bond Fund after the Reorganization and the transition to Class A shares; and

      - The proposed Reorganization is expected to result in lower gross expenses as well as lower net operating expenses (excluding short-term, nonrecurring reorganization expenses) per share for all classes of shares of the disappearing High Yield Opportunity Fund. The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of average daily net asset value per share for Class A, B, C and M shares of each Fund (as applicable) as of March 31, 2004 are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION

                                                             CLASS A     CLASS B     CLASS C     CLASS M
                                                             -------     -------     -------     -------
Expenses of High Yield Opportunity Fund                      1.34%         1.99%       1.99%      1.74%
Expenses of High Yield Bond Fund                             1.33%         1.98%       1.98%        N/A

NET EXPENSES BEFORE THE REORGANIZATION (AFTER FEE WAIVER)

                                                             CLASS A     CLASS B     CLASS C     CLASS M
                                                             -------     -------     -------     -------
Expenses of High Yield Opportunity Fund                      1.32%         1.97%       1.97%      1.72%
Expenses of High Yield Bond Fund(1)                          1.29%(1)      2.04%       2.04%        N/A

AFTER THE REORGANIZATION: PRO FORMA

                                                             CLASS A     CLASS B     CLASS C     CLASS M
                                                             -------     -------     -------     -------
Gross Expenses of High Yield Bond Fund                       1.31%         1.96%       1.96%        N/A
Net Expenses of High Yield Bond Fund (After Fee Waiver)(2)   1.20%(1)      1.95%       1.95%        N/A

----------
(1)   Ratios reflect new expense limits effective October 25, 2004.

(2) Net Expenses after the Reorganization do not reflect short-term nonrecurring reorganization expenses. For more information, see "Comparison of Fees and Expenses - Annual Fund Operating Expenses."

      Approval of the Reorganization Agreement requires, if a quorum is present at the Special Meeting, a vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of High Yield Opportunity Fund are present, in person or by proxy, at the Special Meeting; or (ii) more than 50% of the outstanding voting securities of High Yield Opportunity Fund.

      AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF HIGH YIELD OPPORTUNITY FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.


----------

* Class M shares currently have a lower front-end sales charge than Class A (e.g., 3.25% vs. 4.75%). Class M shareholders of High Yield Opportunity Fund that are transitioned to Class A shares of High Yield Bond Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of High Yield Bond Fund for the life of their account.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

            The following summarizes the investment objective, strategies and management differences between High Yield Opportunity Fund and High Yield Bond
Fund:

--------------------------------------------------------------------------------------------------------------------------
                               HIGH YIELD OPPORTUNITY FUND                               HIGH YIELD BOND FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE    The Fund seeks a high level of current                The Fund seeks to provide investors with a
                        income and capital growth.                            high level of current income and total
                                                                              return.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT STRATEGIES   - Normally invests at least 80% of its              - Normally invests at least 80% of its
                          assets in high yield (high risk), lower             assets in a portfolio of high yield (high
                          rated debt securities, which are commonly           risk) bonds. The Fund will provide
                          referred to as junk bonds, and convertible          shareholders with at least 60 days' prior
                          securities rated below investment grade             notice of any change in this investment
                          (i.e., lower than the four highest rating           policy.
                          categories) by a nationally recognized
                          statistical rating agency, or of comparable       - The Fund may invest any remaining assets
                          quality if unrated. The Fund will provide           in investment grade debt securities; common
                          shareholders with at least 60 days' prior           and preferred stocks; U.S. Government
                          notice of any change in this investment             securities and money market instruments that
                          policy.                                             the Sub-Adviser believes are appropriate in
                                                                              light of the Fund's investment objectives;
                        - There is no limit on either the portfolio           and debt securities of foreign issuers
                          maturity or the acceptable rating of                including securities of companies in
                          securities bought by the Fund. Securities           emerging markets. The Fund will not purchase
                          may bear rates that are fixed, variable or          common stocks if, after such purchase, more
                          floating. The Fund may invest up to 20% of          than 20% of the value of its assets would be
                          its total assets in equity securities of            in common stocks.
                          U.S. and foreign companies, including
                          securities of companies in emerging markets.      - The Fund is not restricted to investments
                          In selecting equity securities, ING                 in companies of any particular size, but
                          Investment Management Co. (the "Sub-Adviser")       currently intends to invest principally in
                          Sub-Adviser uses a bottom-up analysis that          companies with market capitalizations above
                          focuses on individual companies and assesses        $100 million at the time of purchase.
                          the company's valuation, financial
                          condition, management, competitiveness, and       - In selecting equity securities, the
                          other factors.                                      Sub-Adviser uses a bottom-up analysis that
                                                                              focuses on individual companies and assesses
                                                                              the company's valuation, financial
                        - The Fund is not restricted to investments           condition, management, competitiveness, and
                          in companies of any particular size, but            other factors.
                          currently intends to invest principally in
                          companies with market capitalizations above       - The Sub-Adviser combines extensive company
                          $100 million at the time of purchase.               and industry research with relative value
                                                                              analysis to identify high yield bonds
                                                                              expected to provide above-average returns.
                                                                              Relative value analysis is intended to
                        - The Sub-Adviser may sell securities for a           enhance returns by moving from overvalued to
                          variety of reasons, such as to secure gains,        undervalued sectors of the bond market.
                          limit losses, or redeploy assets into
                          opportunities believed to be more promising.      - The Sub-Adviser may sell securities for a
                                                                              variety of reasons, such as to secure gains,
                        - The Fund also may lend portfolio                    limit losses, or redeploy assets into
                          securities on a short-term or long-term             opportunities believed to be more promising.
                          basis, up to 30% of its total assets.
                                                                            - The Fund also may lend portfolio
                        - The Fund may engage in frequent and active          securities on a short-term or long-term
                          trading of portfolio securities to achieve          basis, up to 33 1/3% of its total assets.
                          its investment objective.
                                                                            - The Fund may engage in frequent and active
                                                                              trading of portfolio securities to achieve
                                                                              its investment objective.
--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL               The Fund invests primarily in a high yield (high      The Fund invests primarily in high yield
INVESTMENTS             risk) debt securities and convertible securities,     (high risk) bonds that are unrated or rated
                        including those in the lowest ratings, as well as     below investment grade.
                        equities and foreign securities.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                               HIGH YIELD OPPORTUNITY FUND                               HIGH YIELD BOND FUND
--------------------------------------------------------------------------------------------------------------------------
SUB-ADVISER             ING Investment Management Co.(1)                      ING Investment Management Co. (1)

PORTFOLIO MANAGERS      A team of investment professionals led by             A team of investment professionals led
                        Greg Jacobs and Kurt Kringelis.                       by Greg Jacobs and Kurt Kringelis.

----------
(1) In July 2004, ING Aeltus Investment Management, Inc. changed its name to ING Investment Management Co.

      As you can see from the chart above, the investment objectives and strategies of the Funds are substantially similar. The Funds also invest in substantially similar types of bonds, as both Funds invest primarily in high yield (high risk) bonds. Key differences among the Funds are highlighted below:

      - The High Yield Opportunity Fund seeks a high level of current income and capital growth, while High Yield Bond Fund seeks a high level of current income and total return; and

      - The High Yield Opportunity Fund may invest up to 80% of its total assets in a combination of high-yield debt securities and convertible securities rated below investment grade, while High Yield Bond Fund normally invests 80% of its assets in high yield bonds.

COMPARISON OF FUND CHARACTERISTICS

      The following table compares certain characteristics of the High Yield Opportunity Fund and the High Yield Bond Fund as of March 31, 2004:

---------------------------------------------------------------------------------------------------------------------------------
                                                           HIGH YIELD OPPORTUNITY FUND         HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $270,725,329                     $73,542,783
---------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                                                     267                              256
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                130                              105
---------------------------------------------------------------------------------------------------------------------------------
Average Dollar Weighted Duration                                    4.2 years                       4.1 years
---------------------------------------------------------------------------------------------------------------------------------
Average Dollar Weighted Rating                                          B                                B
---------------------------------------------------------------------------------------------------------------------------------
As a Percentage of Net Assets:
Corporate Bonds                                                       5.2%                             6.5%
High Yield Bonds                                                     89.6%                            87.2%
U.S. Treasury Obligations                                                -                                -
U.S. Government Agency Obligations                                       -                                -
---------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations and
Asset-Backed Securities                                                  -                                -
Other Bonds/Sovereign Bonds                                              -                                -
Investment Companies                                                     -                                -
Preferred Securities                                                   1.1%                             1.0%
Emerging Markets Debt Securities                                         -                                -
Swaps                                                                    -                                -
Options and Futures                                                      -                                -
Short-term Money Market Instruments                                    0.5%                             3.7%
---------------------------------------------------------------------------------------------------------------------------------
Top 5 Industries (as a % of Net Assets)           Media                          12.9%   Media                          12.2%
                                                  Telecommunications              8.8%   Telecommunications              8.7%
                                                  Electric                        6.9%   Lodging                         8.1%
                                                  Lodging                         6.8%   Electric                        6.6%
                                                  Retail                          6.3%   Retail                          6.1%
---------------------------------------------------------------------------------------------------------------------------------
Top 10 Holdings (as a % of Net Assets)            MGM Mirage                      1.6%   MGM Mirage                      1.8%
                                                  Transcontinental Gas Pipe Ln    1.4%   Allied Waste North America      1.4%
                                                  Hollinger Participation Trust   1.3%   AES Corp.                       1.4%
                                                  Grant Prideco Escrow Corp.      1.2%   Transcontinental Gas Pipe Ln    1.3%
                                                  Tyco Intl. Group SA             1.1%   Tyco Intl. Group SA             1.2%
                                                  Nextel Communications, Inc.     1.0%   Owens-Brockway                  1.1%
                                                  Western Oil Sands, Inc.         1.0%   Caesars Entertainment, Inc.     1.1%
                                                  HCA, Inc.                       1.0%   IMC Global, Inc.                1.1%
                                                  JC Penny Co., Inc.              0.9%   Crown European Holdings SA      1.0%
                                                  American Tower Corp.            0.9%   HCA, Inc.                       1.0%
---------------------------------------------------------------------------------------------------------------------------------

CREDIT RATING COMPARISON OF HOLDINGS

      The following table compares the credit rating of the securities held by the Funds to help you compare the credit risk presented by the two Funds. Generally, the lower the rating, the greater the credit risk presented by an instrument (CC is the lowest rating shown and AAA is the highest). Normally, lower rated securities pay higher rates of interest. As of March 31, 2004, the percentage of each Fund's assets invested in securities with the following ratings (based on month-end holdings) were as follows:

S&P Rating     High Yield Opportunity Fund    High Yield Bond Fund
----------     ---------------------------    --------------------
AAA                        N/A                        N/A
AA                         N/A                        N/A
A                          N/A                        N/A
BBB                       2.83%                      4.76%
BB                       34.94%                      35.14%
B                        48.59%                      47.45%
CCC                       9.87%                      9.36%
CC                         N/A                        N/A
Unrated                   3.77%                      3.29%

RELATIVE PERFORMANCE

      The following table shows, for the periods shown, the (unaudited) average annual total return for: (i) Class A shares of High Yield Opportunity Fund; (ii) Class A shares of High Yield Bond Fund; (iii) the Lehman Brothers High Yield Bond Index; and (iv) the Credit Suisse First Boston High Yield Bond Index. Performance of the Funds in the table below does not reflect the deduction of sales loads, and would be lower if it did. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

  CALENDAR           HIGH YIELD                                  CSFB          LEHMAN BROTHERS
YEAR/PERIOD         OPPORTUNITY        HIGH YIELD BOND        HIGH YIELD       HIGH YIELD BOND
   ENDED            FUND(1)(2)              FUND             BOND INDEX(3)         INDEX(4)
-----------         -----------        ---------------      ---------------    ---------------
  12/31/95              N/A                  N/A                   N/A                 N/A
  12/31/96              N/A                  N/A                   N/A                 N/A
  12/31/97           21.05%                  N/A                12.63%             12.77%
  12/31/98            4.17%                  N/A                 0.58%              1.87%
  12/31/99            6.12%                9.14%                 3.28%              2.39%
  12/31/00          -15.09%                0.41%                -5.21%             -5.86%
  12/31/01            1.68%                4.11%                 5.78%              5.28%
  12/31/02           -2.76%               -0.09%                 3.11%             -1.41%
  12/31/03           18.87%               17.66%                27.93%             28.97%

----------
(1) Prior to May 24, 1999, a different adviser managed the Fund. The figures shown for 1999 and subsequent years provide performance for the Class A shares of the Fund.

(2) The figures shown for 1998 and prior years provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares. Institutional Class shares are no longer offered.

(3) The Credit Suisse First Boston High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those of the High Yield Opportunity Fund.

(4) The Lehman Brothers High Yield Bond Index is a widely recognized, unmanaged index that measures the performance of fixed-income securities that are similar, but not identical to, those in the High Yield Bond Fund.

PERFORMANCE OF HIGH YIELD BOND FUND

      The following bar chart and tables provide an indication of the risks of investing in High Yield Bond Fund. The bar chart shows (on a calendar year basis) changes in High Yield Bond Fund's annual total return from year to year. The table shows how High Yield Bond Fund's average annual returns for one year, five years, and since its inception on December 15, 1998 compare to those of the Lehman Brothers High Yield Bond Index. The information in the bar chart is based on the performance of the Class A shares of the Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. High Yield Bond Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. The Lehman Brothers High Yield Bond Index is unmanaged. Investors cannot invest directly in an index.

                       CALENDAR YEAR-BY-YEAR RETURNS(1)(2)

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              9.14     0.41     4.11    (0.09)   17.66

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 7.11% for the quarter ended December 31, 2001, and the Fund's worst quarterly performance was - 5.21% for the quarter ended September 30, 2001. The Fund's fiscal year-to-date total return as of June 30, 2004 was [_____%].

      The following table shows what the average annual total returns of High Yield Bond Fund would equal if you averaged out actual performance over various lengths of time assuming that a shareholder paid the maximum front-end or contingent deferred sales charge compared to the Lehman Brothers High Yield Bond Index, an unmanaged index. The Lehman Brothers High Yield Bond Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. High Yield Bond Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases. The tables also show returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      In some cases, the return after-taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

      After tax-returns are shown for Class A shares only. After-tax returns for other Classes will vary.

              HIGH YIELD BOND FUND -- AVERAGE ANNUAL TOTAL RETURNS
                     for the periods ended December 31, 2003

                                                                     5 YEARS OR           10 YEARS OR
                                                       1 YEAR      SINCE INCEPTION     SINCE INCEPTION(1)
                                                       ------     ------------------   ------------------
Class A return before taxes(2)                         12.07%            5.01%                5.06%
Class A return after taxes on distributions(2)          9.43%            1.73%                1.79%
Class A return after taxes on distributions and sale
of fund shares(2)                                       7.75%            2.18%                2.22%
Class B return before taxes(3)                         11.79%            4.97%                5.16%
Class C return before taxes(4)                         15.85%            5.27%                5.31%
Lehman Brothers High Yield Bond Index (reflects
no deduction for fees, expenses or taxes)(5)           28.97%            5.23%                5.17% (6)

----------
(1)   Classes A, B, and C shares commenced operations on December 15, 1998.

(2)   Reflects deduction of a maximum sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00%, 2.00%, and 1.00%, respectively for the 1 year, 5 years and since inception returns, respectively.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1-year return.

(5) The Lehman Brothers High Yield Bond Index is a widely recognized, unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the High Yield Bond Fund's portfolio.

(6) The Index returns for Classes A, B, and C are for the period beginning December 1, 1998.

      The following table shows the performance of High Yield Bond Fund if sales charges are not reflected.

              HIGH YIELD BOND FUND -- AVERAGE ANNUAL TOTAL RETURNS
                    for the periods ended December 31, 2003

                                                           5 YEARS OR           10 YEARS OR
                                           1 YEAR       SINCE INCEPTION      SINCE INCEPTION(1)
                                           ------      ------------------    ------------------
Class A return before taxes                17.66%            6.04%                 6.08%
Class B return before taxes                16.79%            5.26%                 5.30%
Class C return before taxes                16.85%            5.27%                 5.31%
Lehman Brothers High Yield Bond Index(2)   28.97%            5.23%                 5.17%(3)

----------
(1)   Classes A, B, and C commenced operations on December 15, 1998.

(2) The Lehman Brothers High Yield Bond Index is a widely recognized, unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the High Yield Bond Fund's portfolio.

(3) The Index returns for Classes A, B, and C are for the period beginning December 1, 1998.

      For a discussion by the Adviser regarding the performance of High Yield Bond Fund for the annual period ended March 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about High Yield Bond Fund is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

      Because the Funds have investment objectives and strategies that are substantially similar, many of the risks of investing in High Yield Bond Fund are substantially the same as the risks of investing in High Yield Opportunity Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

Price Volatility. Each Fund invests primarily in high yield debt securities, which face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

Changes in Interest Rates. The value of each Fund's investments may fall when interest rates rise. The Funds may be sensitive to changes in interest rates because they may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk. Each Fund could lose money if the issuer of a debt security is or may be unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Funds may be subject to more credit risk than other income funds, because each Fund invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. High Yield Bond Fund is also subject to credit risk through its investment in floating rate loans.

Inability to Sell Securities. Each Fund invests in high-yield bonds. High yield securities may be less liquid than higher quality investments. Each Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Pre-payment Risk. Each Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Funds will be forced to reinvest this money at lower yields.

Risks of High-yield Bonds. Each Fund invests in high-yield bonds, which carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

Risks of Foreign Investments. Each Fund may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Small-Capitalization Companies Risk. Each Fund may invest in small-capitalization companies. Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies may not be traded in volumes typical of securities of larger companies. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Securities Lending. Each Fund may lend portfolio securities, which means the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

Portfolio Turnover. A high portfolio turnover rate involves greater expenses to the Funds, including brokerage commissions, the spread on principal transactions, and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                         COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of High Yield Bond Fund, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING HIGH YIELD BOND FUND."

MANAGEMENT FEES

      High Yield Opportunity Fund pays a management fee of 0.6000% on the Fund's average daily net assets.

      Effective June 4, 2004, the High Yield Bond Fund will pay a management fee of 0.6500% on the first $250 million of the High Yield Bond Fund's average daily net assets; 0.6000% of the Fund's average daily net assets on the next $250 million; and 0.5500% on the Fund's average daily net assets in excess of $500 million.

      Additionally, for the High Yield Opportunity Fund, ING Investments, LLC ("ING Investments" or "Adviser") pays ING Investment Management Co. ("ING Investment Management" or "Sub-Adviser") a sub-advisory fee of 0.2700% of High Yield Opportunity Fund's average daily net assets.

      Effective June 4, 2004, ING Investments will pay ING Investment Management a sub-advisory fee of 0.2925% on the first $250 million of High Yield Bond Fund's average daily net assets; 0.2700% of the Fund's average daily net assets on the next $250 million; and 0.2475% on the Fund's average daily net assets in excess of $500 million.

ADMINISTRATION FEES

      ING Fund Services, LLC ("ING Fund Services"), an affiliate of the Adviser, serves as the administrator to the High Yield Opportunity Fund and High Yield Bond Fund. For its services, ING Fund Services receives an annual administration fee of 0.10% of the High Yield Opportunity Fund's average daily net assets and 0.10% of the High Yield Bond Fund's average daily net assets.

DISTRIBUTION AND SERVICE FEES

      The annual distribution (12b-1) and service fees for Class A shares of High Yield Opportunity Fund is 0.35% of the Fund's average daily net assets. The annual distribution (12b-1) and service fees for Class A shares of High Yield Bond Fund is 0.35% of the Fund's average daily net assets. High Yield Opportunity Fund and High Yield Bond Fund also have the same distribution (12b-1) and service fees for Class B and Class C shares (1.00%).

EXPENSE LIMITATION ARRANGEMENTS

      An expense limitation agreement is in place for High Yield Opportunity Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of High Yield Opportunity Fund (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as, litigation, other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser, subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least March 31, 2005. Pursuant to this expense limitation agreement, the expense limits for the High Yield Opportunity Fund are 1.30%, 1.95%, 1.95% and 1.70%, for Class A, B, C and M, respectively.

      An expense limitation agreement is in place for High Yield Bond Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of High Yield Bond Fund (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as, litigation, other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser, subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least March 31, 2005. Pursuant to this expense limitation agreement, the expense limits for the High Yield Bond Fund are 1.30%, 2.05% and 2.05% for Class A, B and C, respectively.

      The Board of Trustees has approved a new expense limitation agreement for High Yield Bond Fund that will take effect on October 25, 2004 and expires on March 31, 2007. There can be no assurance that the expense limitation agreement will be continued after that date. The new expense limitations for Class A, Class B and Class C shares of High Yield Bond Fund are 1.20%, 1.95% and 1.95%, respectively.

EXPENSE TABLES

      There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B, Class C and Class M shares of High Yield Opportunity Fund and High Yield Bond Fund, respectively.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                         CLASS A         CLASS B         CLASS C          CLASS M
                                                         -------         -------         -------          -------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                     4.75%(1)           None            None         3.25%(5)(6)

Maximum deferred sales charge (load)
(as a percentage of the lower of original purchase
price or redemption proceeds)                            None(2)         5.00%(3)        1.00(4)           None

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A
      Shares: Initial Sales Charge Alternative" in APPENDIX C.

(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in APPENDIX C.

(4)   Imposed upon redemptions within 1 year from purchase.

(5) Reduced for purchases of $50,000 and over. See the High Yield Opportunity Fund's Class A, B, C and M Fixed Income Prospectus dated August 1, 2004.

(6) Class M shares of High Yield Opportunity Fund currently have a lower front-end sales charge than Class A shares of High Yield Bond Fund. Class M shareholders of High Yield Opportunity Fund that are transitioned to Class A shares of High Yield Bond Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of High Yield Bond Fund for the life of their account.

      Neither High Yield Opportunity Fund nor High Yield Bond Fund has any exchange fees or sales charges on reinvested dividends.

      The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B, Class C and Class M shares of the Funds for the period ended March 31, 2004. Pro forma fees show estimated fees of High Yield Bond Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

         ANNUAL FUND OPERATING EXPENSES AS OF MARCH 31, 2004 (UNAUDITED) (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                   DISTRIBUTION
                                                    (12b-1) AND                       TOTAL           WAIVERS,
                                                   SHAREHOLDER                         FUND        REIMBURSEMENTS
                                   MANAGEMENT        SERVICING        OTHER         OPERATING           AND              NET
                                      FEES            FEES(2)      EXPENSES(3)(4)    EXPENSES     RECOUPMENT(5)(6)    EXPENSES
                                   ----------      ------------    --------------   ---------     ----------------    --------
CLASS A

  High Yield Opportunity Fund        0.60%             0.35%           0.39%          1.34%           (0.02)%           1.32%
  High Yield Bond Fund               0.65%             0.35%           0.33%          1.33%           (0.04)%           1.29%
  High Yield Bond Fund
      After the Reorganization
      (Estimated Pro Forma)          0.63%             0.35%           0.33%          1.31%           (0.11)%           1.20%

CLASS B

  High Yield Opportunity Fund        0.60%             1.00%           0.39%          1.99%           (0.02)%           1.97%
  High Yield Bond Fund               0.65%             1.00%           0.33%          1.98%            0.06%            2.04%
  High Yield Bond Fund
      After the Reorganization
      (Estimated Pro Forma)          0.63%             1.00%           0.33%          1.96%           (0.01)%           1.95%

CLASS C

  High Yield Opportunity Fund        0.60%             1.00%           0.39%          1.99%           (0.02)%           1.97%
  High Yield Bond Fund               0.65%             1.00%           0.33%          1.98%            0.06%            2.04%
  High Yield Bond Fund
      After the Reorganization
      (Estimated Pro Forma)          0.63%             1.00%           0.33%          1.96%           (0.01)%           1.95%

CLASS M(7)

  High Yield Opportunity Fund        0.60%             0.75%           0.39%          1.74%           (0.02)%           1.72%
  High Yield Bond Fund                N/A               N/A             N/A            N/A              N/A              N/A
  High Yield Bond Fund
      After the Reorganization
      (Estimated Pro Forma)           N/A               N/A             N/A            N/A              N/A              N/A

----------
(1)   The fiscal year end for each Fund is March 31.

(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) ING Fund Services receives an annual administration fee equal to 0.10% respectively, of the High Yield Opportunity Fund and High Yield Bond Fund's average daily net assets.

(4) "Other Expenses" excludes short-term, nonrecurring expenses related to the Reorganization of the High Yield Opportunity Fund with and into the High Yield Bond Fund.

(5) ING Funds Distributor voluntarily waives 0.10% of High Yield Bond Fund's Class A specific expenses. This waiver will continue through at least March 31, 2005. There is no assurance that the waiver will continue after that date.

(6) ING Investments has entered into an expense limitation agreement with High Yield Opportunity Fund to limit expenses of the Fund (excluding interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser) subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through March 31, 2005. There can be no assurance that the expense limitation agreement will be continued after this date. The expense limits under the Fund's current expense limitation agreement are 1.30%, 1.95%, 1.95% and 1.70% for Class A, B, C and M respectively. ING Investments has entered into an expense limitation agreement with High Yield Bond Fund, to limit that Fund's expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least March 31, 2005. Pursuant to this expense limitation agreement, the expense limits for the High Yield Bond Fund are 1.30%, 2.05%, and 2.05% for Class A, B, C, respectively. The Board of Trustees has approved a new expense limitation agreement for High Yield Bond Fund that will take effect on October 25, 2004 and expires on March 31, 2007. There can be no assurance that the expense limitation agreement will be continued after that date. The new expense limitations for Class A, Class B and Class C shares of High Yield Bond Fund are 1.20%, 1.95% and 1.95%, respectively.

(7) Class M Shares of High Yield Opportunity Fund will convert to Class A Shares of High Yield Bond Fund in the Reorganization.

      Examples. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                             HIGH YIELD OPPORTUNITY FUND                                HIGH YIELD BOND FUND(1)
                             ---------------------------                                -----------------------
                    1 YEAR      3 YEARS        5 YEARS        10 YEARS      1 YEAR        3 YEARS     5 YEARS       10 YEARS
                    ------      -------        -------        --------      ------        -------     -------       --------
CLASS A              $603         $877        $1,172           $2,009        $600          $873        $1,166        $1,997
CLASS B*             $700         $922        $1,271           $2,148        $707          $927        $1,273        $2,143
CLASS C              $300         $622        $1,071           $2,315        $307          $627        $1,073        $2,311
CLASS M              $494         $853        $1,236           $2,308         N/A           N/A           N/A           N/A

                                    ESTIMATED PRO FORMA:
                                   THE FUNDS COMBINED(1)

                    1 YEAR       3 YEARS      5 YEARS       10 YEARS
                    ------       -------      -------       --------
CLASS A              $601          $870       $1,158         $1,978
CLASS B*             $698          $914       $1,256         $2,116
CLASS C              $298          $614       $1,056         $2,284
CLASS M(2)            N/A          N/A          N/A            N/A

      You would pay the following expenses if you did not redeem your shares:

                             HIGH YIELD OPPORTUNITY FUND                               HIGH YIELD BOND FUND(1)
                             ---------------------------                               -----------------------
                    1 YEAR       3 YEARS       5 YEARS        10 YEARS      1 YEAR        3 YEARS     5 YEARS       10 YEARS
                    ------       -------       -------        --------      ------        -------     -------       --------
CLASS A              $603         $877         $1,172          $2,009        $600          $873       $1,166          $1,997
CLASS B*             $200         $622         $1,071          $2,148        $207          $627       $1,073          $2,143
CLASS C              $200         $622         $1,071          $2,315        $207          $627       $1,073          $2,311
CLASS M              $494         $853         $1,236          $2,308         N/A           N/A          N/A             N/A

                                     ESTIMATED PRO FORMA:
                                    THE FUNDS COMBINED (1)

                    1 YEAR      3 YEARS       5 YEARS     10 YEARS
                    ------      -------       -------     --------
CLASS A              $601        $870         $1,158      $1,978
CLASS B*             $198        $614         $1,056      $2,116
CLASS C              $198        $614         $1,056      $2,284
CLASS M(2)           N/A          N/A            N/A         N/A

----------

(1) The examples reflect the contractual expense limitation for the one-year period, and the first year of the three-, five- and ten-year periods.

(2) Class M shareholders of High Yield Opportunity Fund that are transitioned to Class A shares of High Yield Bond Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of High Yield Bond Fund for the life of their account.

* The ten-year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the end of the eighth year following the date of purchase.

GENERAL INFORMATION

      Class A shares of High Yield Bond Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of High Yield Opportunity Fund held by that shareholder immediately prior to the Reorganization.

      In addition, the period that the shareholder held shares of High Yield Opportunity Fund will be included in the holding period of High Yield Bond Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of High Yield Bond Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of High Yield Opportunity Fund were purchased by the shareholder. Class A, Class B and Class C shares of High Yield Opportunity Fund and High Yield Bond Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."

      As described above, Class M shares of High Yield Opportunity Fund currently have a lower front-end sales charge than Class A shares of High Yield Bond Fund. Class M shareholders of High Yield Opportunity Fund that are transitioned to Class A shares of High Yield Bond Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of High Yield Bond Fund for the life of their account.

      Following the Reorganization, certain holdings of High Yield Opportunity Fund that are transferred to High Yield Bond Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for High Yield Bond Fund, and the realization of taxable gains or losses for High Yield Bond Fund.

MATERIAL DIFFERENCES IN RIGHTS OF HIGH YIELD OPPORTUNITY FUND SHAREHOLDERS AND HIGH YIELD BOND FUND SHAREHOLDERS

      Each Fund is organized as a series of a Delaware statutory trust and is governed by the same Trust Instrument and Bylaws. As such, there are no material differences in the rights of either Fund's shareholders. The Trust Instrument permits the Trustees, without a shareholder vote, to amend the Trust Instrument, except that shareholders have the right to vote on: (i) the election of a Trustee; (ii) the removal of the Trustee (by a vote of at least two-thirds of the outstanding shares); (iii) on any amendment required by law or by the Trust's most current registration statement; (iv) any amendment to section 11.8 of the Trust Instrument, which governs the rights of shareholders to vote on amendments; and (v) any amendment submitted to the shareholders. The Trust Instrument permits the Trustees pursuant to a majority vote to amend the By-laws.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

      The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

      The Reorganization Agreement provides for the transfer, as of the Closing Date, of all of the assets of High Yield Opportunity Fund in exchange for shares of beneficial interest of High Yield Bond Fund and the assumption by High Yield Bond Fund of High Yield Opportunity Fund's liabilities as set forth in that Fund's statement of assets and liabilities as of the Closing Date. Potential liabilities of the High Yield Opportunity Fund that are not known as of the Closing Date are not assumed by the High Yield Bond Fund under the terms of the Reorganization Agreement. Shares of High Yield Bond Fund will then be distributed to shareholders of High Yield Opportunity Fund, as provided for in the Reorganization Agreement. High Yield Opportunity Fund will then be liquidated.

      Each Class A, Class B and Class C shareholder will hold, immediately after the Closing Date, shares of the corresponding class of High Yield Bond Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of High Yield Opportunity Fund held by that shareholder as of the Closing Date. Each Class M shareholder will hold, immediately after the Closing Date, shares of Class A of High Yield Bond Fund having an aggregate value equal to the aggregate value of the shares of Class M of High Yield Opportunity Fund, respectively, held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of High Yield Bond Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

      Until the Closing Date, shareholders of High Yield Opportunity Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by High Yield Bond Fund for the redemption of its shares.

      The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of High Yield Opportunity Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

      The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Funds complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

      The proposed Reorganization was presented to the Board of Trustees of each Fund for consideration at a meeting held on June 3, 2004. For the reasons discussed below, the Board of Trustees of the High Yield Opportunity Fund, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that the interests of the shareholders of High Yield Opportunity Fund would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and its shareholders. Likewise, for the reasons set forth below, the Board of Trustees of the High Yield Bond Fund, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that the interests of the shareholders of High Yield Bond Fund would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and its shareholders.

      The Reorganization will allow High Yield Opportunity Fund's shareholders to continue to participate in a professionally-managed portfolio that invests primarily in high yield bonds. Additionally, as shown in the fee tables above, the proposed Reorganization is expected to result in lower gross expenses as well as lower net operating expenses (excluding short-term, nonrecurring, reorganization expenses) per share for shareholders of all Classes. As shareholders of High Yield Bond Fund, shareholders will be able to continue to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in APPENDIX D.

BOARDS' CONSIDERATIONS

      The Board of Trustees of each Fund approved the Reorganization upon consideration of a number of factors, including the following:

      - the plans of management to reduce overlap in funds in the ING Funds complex;

      - the relative investment performance of High Yield Bond Fund as compared to High Yield Opportunity Fund, and the Funds' comparative Morningstar ratings;

      - expense ratios and information regarding fees and expenses of High Yield Opportunity Fund and High Yield Bond Fund;

      - the relative size of the Funds and the possibility that the increased asset size of the Reorganized Fund could provide the Reorganized Fund with more trading leverage and opportunities to purchase larger positions;

      - whether the Reorganization would dilute the interests of their respective Fund's current shareholders;

      - the similarity of investment objectives and strategies of High Yield Bond Fund with those of High Yield Opportunity Fund;

      - the fees or expenses that will be borne directly or indirectly by the Funds in connection with the reorganization; and

      - the tax consequences of the Reorganization to Bond Fund and its shareholders, including the tax-free nature of the transaction.

      The Board of Trustees also considered the future potential benefits to ING Investments in that its costs to administer the Funds may be reduced if the Reorganization is approved, and its costs may be reduced under its obligation to limit expenses of the High Yield Bond Fund.

      The Board of Trustees also considered the new expense limitation agreement for High Yield Bond Fund, which would continue in effect at least through March 31, 2007.

      THE TRUSTEES OF HIGH YIELD OPPORTUNITY FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH AND INTO HIGH YIELD BOND FUND.

TAX CONSIDERATIONS

      The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither High Yield Opportunity Fund nor its shareholders, nor High Yield Bond Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, High Yield Opportunity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of High Yield Opportunity Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of High Yield Opportunity Fund's shareholders. High Yield Opportunity Fund shareholders' holding period in the High Yield Bond Fund shares received in the Reorganization will include the High Yield Opportunity Fund shares surrendered in the Reorganization provided that they held those shares as capital assets. High Yield Opportunity Fund shareholders' aggregate basis in the High Yield Bond Fund shares received in the Reorganization will be the same as shareholders' aggregate basis in the High Yield Opportunity Fund.

EXPENSES OF THE REORGANIZATION

      ING Investments will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses related to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Of the Reorganization expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net asset values immediately before the Closing Date.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

      Each Fund is a diversified series of ING Funds Trust, an open-end management investment company organized as a Delaware statutory trust. ING Funds Trust is governed by a Board of Trustees consisting of 11 members. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

      ING Funds Distributor, LLC (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Both High Yield Bond Fund and High Yield Opportunity Fund pay dividends from net income, if any, on a monthly basis. Each Fund distributes capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

      If the Reorganization Agreement is approved by High Yield Opportunity Fund's shareholders, then as soon as practicable before the Closing Date, High Yield Opportunity Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2004 and on a pro forma basis as of March 31, 2004 giving effect to the Reorganization:

                                                      NET ASSET
                                                      VALUE PER       SHARES
                                        NET ASSETS       SHARE      OUTSTANDING
HIGH YIELD OPPORTUNITY FUND
  Class A                              $ 81,082,340      $7.14      11,363,706
  Class B                              $165,296,327      $7.18      23,034,074
  Class C                              $ 21,195,064      $7.17       2,955,262
  Class M                              $  2,980,615      $7.13         418,266
  Class Q**                            $    170,983      $7.16          23,888
Total High Yield Opportunity Fund      $270,725,329

HIGH YIELD BOND FUND
  Class A                              $ 44,009,423      $8.88       4,955,851
  Class B                              $ 18,752,896      $8.88       2,112,523
  Class C                              $ 10,780,464      $8.88       1,214,223
  Class M                                   N/A           N/A
  Class Q                                   N/A           N/A
Total High Yield Bond Fund             $ 73,542,783

PRO FORMA - HIGH YIELD BOND FUND INCLUDING HIGH YIELD OPPORTUNITY FUND
  Class A                              $128,072,378      $8.88      14,422,400
  Class B                              $184,049,223      $8.88      20,726,974
  Class C                              $ 31,975,528      $8.88       3,601,055
  Class M*                                  N/A           N/A           N/A
  Class Q**                                 N/A           N/A           N/A
  Total Pro Forma High**               $344,097,129
  Yield Bond Fund

-----------------------------
* Class M shares of High Yield Opportunity Fund will convert to Class A shares of High Yield Bond Fund.

** Class Q has no outstanding shares as of the Record Date and will cease to exist immediately after the Closing Date. The Total Pro Forma Assets including Class Q are $344,268,112.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

      Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about August 23, 2004. Shareholders of High Yield Opportunity Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. High Yield Opportunity Fund has retained Georgeson Shareholder Communications, Inc. (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $86,000. ING Investments will bear half the cost of the proxy solicitation. Of the proxy solicitation expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net assets immediately prior to the closing of the Reorganization. Shareholders of High Yield Opportunity Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

      In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-888-999-7716.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with High Yield Opportunity Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of High Yield Opportunity Fund that may be presented at the Special Meeting.

VOTING RIGHTS

      As a shareholder of High Yield Opportunity Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      Only shareholders of High Yield Opportunity Fund at the close of business on July 15, 2004 (the "Record Date") will be entitled to be present and give voting instructions for High Yield Opportunity Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, [_____] shares of High Yield Opportunity Fund were outstanding and entitled to vote.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the voting securities present, provided that more than 50% of the outstanding voting securities are present in person or represented by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting securities. Holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

      High Yield Opportunity Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, High Yield Opportunity Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

      To the knowledge of ING Investments, as of August 6, 2004, no current Trustee owns 1% or more of the outstanding shares of either Fund, and the officers and Trustees own, as a group, less than 1% of the shares of either Fund.

      APPENDIX E hereto lists the persons that, as of August 6, 2004, owned beneficially or of record 5% or more of the outstanding shares of any Class of High Yield Opportunity Fund or High Yield Bond Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

      High Yield Opportunity Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy
Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

      High Yield Opportunity Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by High Yield Opportunity Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

      ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                /s/ Huey P. Falgout, Jr.,
                                                Huey P. Falgout, Jr.,
                                                Secretary

August 23, 2004
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

             PORTFOLIO MANAGERS' REPORT FOR ING HIGH YIELD BOND FUND

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING High Yield Bond Fund (the "Fund") seeks to provide investors with a high level of current income and total return by investing at least 80% of its assets in high yield (high risk) bonds, which are commonly referred to as "Junk Bonds," that are unrated or rated below investment grade.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 14.70% compared to 22.66% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: The portfolio managers' long-term strategy is to outperform the Index by achieving lower credit losses than the benchmark. Consistent with this strategy, the Fund is typically positioned conservatively relative to the benchmark. In 2003, this strategy had a significant negative impact on the Fund's performance relative to the benchmark, as the market experienced few credit losses and many previously distressed issuers recovered from a market perspective. As a result, while the absolute returns of the Fund were strong, performance lagged relative to the Index.

From a credit quality perspective, the Fund was underweight securities rated Caa and below. This factor specifically hurt relative performance, as the lower rated part of the high yield universe outperformed the benchmark by an average of 20-40%. From a sector perspective, the Fund was underweight the more volatile, most risky sectors, including finance, utilities, airlines and cable, all of which experienced significant outperformance relative to the benchmark.

MARKET OUTLOOK: We remain constructive on the prospects of the high yield market. An improving economy and continued declining default rates should help boost returns for high yield investors. Though we believe that the high yield markets are favorable, we do not expect the 2004 returns to match the historically high returns of 2003. Returns for 2004 are expected to be more modest, but still attractive relative to other fixed income alternatives.

In response to the benign environment, in 2003 we selectively added risk to the portfolio. Consistent with our style, we are focused on reducing principal losses through credit deterioration. However, given the improving micro and macro fundamentals, investors may benefit from higher returns without significantly increasing the risk of credit loss.

2003 was largely a year that rewarded high yield investors who traded down in credit quality, regardless of issuer strength or industry sector. We expect that in 2004 this trend may cease, and that sector and issuer selection will once again be the most important factors differentiating high yield investors. Additionally, while we are encouraged by the prospects of the high yield market, we continue to be cautious on the lower quality, distressed part of the universe. Many issuers in this space have solved near term financing issues, but operational improvements in many low quality issuers have yet to be seen. As a result, while we have selectively added risk, we are focusing on investing in companies that have not only satisfied their near-term liquidity needs, but also have positive operating momentum.

                                  (LINE GRAPH)

                    ING High Yield        ING High Yield        Lehman Brothers
                   Bond Fund Class A     Bond Fund Class A      High Yield Bond
                   with sales charge    without sales charge    Securities Index
                   -----------------    --------------------    ----------------
12/15/1998              $  9,524              $ 10,000             $ 10,000
 3/31/1999              $  9,906              $ 10,401             $ 10,196
 3/31/2000              $ 10,256              $ 10,769             $ 10,011
 3/31/2001              $ 10,902              $ 11,447             $ 10,263
 3/31/2002              $ 11,113              $ 11,668             $ 10,330
 3/31/2003              $ 11,362              $ 11,930             $ 10,779
 3/31/2004              $ 13,047              $ 13,699             $ 13,221

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2003

                                                         SINCE INCEPTION
                                                           OF CLASSES
                                                           A, B AND C
                                   1 YEAR     5 YEARS       12/15/98
                                   ------     -------    ---------------
Including Sales Charge:
  Class A(1)                        9.38%      4.63%          5.15%
  Class B(2)                        9.01%      4.59%          5.19%
  Class C(3)                       13.03%      4.87%          5.33%
Excluding Sales Charge:
  Class A                          14.70%      5.65%          6.12%
  Class B                          14.01%      4.88%          5.32%
  Class C                          14.03%      4.87%          5.33%
Lehman Brothers High Yield
  Bond Securities Index(4)         22.66%      5.33%          5.37%(5)

(1)   Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 years and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(5)   Since inception performance for index is shown from December 1, 1998.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the Lehman Brothers High Yield Bond Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, prepayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are soley domestic. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. The securities may have limited market stability and may be subject to more erratic market movements than securities of larger, more established companies or the market averages in general.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 3rd day of June, 2004, by and between ING Funds Trust, a Delaware statutory trust (the "Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of ING High Yield Bond Fund (the "Acquiring Fund"), a separate series of the Trust, and the Trust, on behalf of ING High Yield Opportunity Fund (the "Acquired Fund"), another separate series of the Trust.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of the regulations under
Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund described in paragraph 1.3 by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to Class M shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of Class A, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Trust, on behalf of the Acquired Fund, to the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will (i) distribute to the Acquired Fund's shareholders of record with respect to Class A, Class B and Class C shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; (ii) distribute to the Acquired Fund's shareholders of record with respect to Class M shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Fund Shares of Class A received by the Acquired Fund pursuant to paragraph 1.1; and (iii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each Class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Class A, Class B, Class C and Class M Acquired Fund shareholders ("Acquired Fund Shareholders"). The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class M Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of Class M owned by such shareholders on the Closing Date. All issued and outstanding Class A, Class B and Class C Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. All issued and outstanding Class M Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class M shares of the Acquired Fund will represent a number of Class A Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

      1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

      1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

      2.2. The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Trustees.

      2.3. The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same Class, determined in accordance with paragraph
2.2. The number of the Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class M assets shall be determined with respect to Class M by dividing the value of the net assets with respect to the Class M shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class A Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be October 23, 2004, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

      3.2. The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class M shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

            (a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

            (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Trust Instrument or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

            (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

            (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated March 31, 2004 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (j) Since March 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

            (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

            (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

            (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

            (a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

            (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Trust Instrument or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

            (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at March 31, 2004 have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (i) Since March 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

            (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

            (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

            (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

            (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

            (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class Acquiring Fund Shares received at the Closing.

      5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. The Trust, on behalf of the Acquired Fund, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Trust shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

      6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

      7.3. The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

      7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

      7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Trust Instrument, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of Dechert LLP addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      9.1. The Acquired Fund and the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2. The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and the Acquiring Fund as of the close of business on the Closing Date. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 23, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B and Class C Acquiring Fund Shares to be issued to the Class A, Class B, Class C and Class M Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey Falgout, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust Instrument. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          ING FUNDS TRUST, on behalf of its
                                          ING HIGH YIELD BOND FUND series

Attest:
                                          By:
                                                --------------------------------

---------------------------------
Secretary
                                          Title:
                                                --------------------------------

                                          ING FUNDS TRUST, on behalf of its
                                          ING HIGH YIELD OPPORTUNITY FUND series

Attest:
                                          By:
                                                --------------------------------

---------------------------------
Secretary
                                          Title:
                                                --------------------------------

                                                                      APPENDIX C

         ADDITIONAL INFORMATION REGARDING ING HIGH YIELD BOND FUND

                            ("HIGH YIELD BOND FUND")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to four separate Classes of shares of High Yield Bond Fund: Class A, Class B and Class C, each of which represents an identical interest in High Yield Bond Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales charge and conversion characteristics of Class A, Class B and Class C shares of High Yield Bond Fund that will be issued to you in the Reorganization will be the same as those that apply to ING High Yield Opportunity Fund ("High Yield Opportunity Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of High Yield Opportunity Fund will be included in the holding period of High Yield Bond Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the Class A, Class B and Class C shares of High Yield Bond Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below. The sales charges and fees for each Class of shares of High Yield Bond Fund are shown and contrasted in the chart below.

                                           CLASS A     CLASS B         CLASS C
Maximum Initial Sales Charge on            4.75%(1)      None           None
Purchases
Contingent Deferred Sales
Charge ("CDSC")                             None(2)      5.00%(3)       1.00%(4)
Annual Distribution (12b-1) and
Service Fees (5)                           0.35%         1.00%          1.00%
Maximum Purchase                         Unlimited   $100,000         Unlimited
Automatic Conversion to Class A             N/A        8 Years(6)        N/A

---------------
(1) Reduced for purchases of $50,000 and over. Shareholders that purchased Class M shares of High Yield Opportunity Fund and are transitioned to Class A shares of High Yield Bond Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of High Yield Bond Fund for the life of their account.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this APPENDIX C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this APPENDIX C.

(4)   Imposed upon redemption within 1 year from purchase.

(5)   Annual asset-based distribution charge.

(6) Class B shares of High Yield Bond Fund issued to shareholders of High Yield Opportunity Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of High Yield Opportunity Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $100,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of High Yield Bond Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

     CLASS A SHARES(1)(2)(3)

                              AS A % OF THE         AS A %
YOUR INVESTMENT               OFFERING PRICE        OF NAV
---------------               --------------        ------
Less than $50,000                 4.75%              4.99%
$50,000 - $99,999                 4.50%              4.71%
$100,000 - $249,999               3.50%              3.63%
$250,000 - $499,999               2.50%              2.56%
$500,000 - $1,000,000             2.00%              2.04%
$1,000,000 and over                      See below

----------------------------

(1) Shareholders that purchased funds that were part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)   The term "offering price" includes the front-end sales charge.

     There is no initial sales charge on purchases of Class A shares in an amount of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                 PERIOD DURING
                                                  WHICH CDSC
YOUR INVESTMENT                    CDSC            APPLIES
---------------                    ----          -------------
$1,000,000 - $2,499,999           1.00%            2 years
$2,500,000 - $4,999,999           0.50%            1 year
$5,000,000 and over               0.25%            1 year

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of High Yield Bond Fund or other open-end funds in the ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase High Yield Bond Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for High Yield Bond Fund for details on the Letter of Intent option or contact the Shareholder Services Representative, as described below, at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in High Yield Bond Fund or any other open-end funds in the ING fund complex (excluding ING Aeltus Money Market Fund and ING Classic Money Market Funds, ING Money Market and ING Lexington Money Market Trust) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for High Yield Bond Fund for details or contact the Shareholder Services Representative, as defined below, at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but this will not affect any CDSC that may be imposed upon the redemption of shares of High Yield Bond Fund.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Services Representative at 1-800-992-0180, or see the SAI for High Yield Bond Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of High Yield Bond Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $100,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

YEAR OF REDEMPTION AFTER PURCHASE(1)    CDSC
------------------------------------    ----
First                                    5%
Second                                   4%
Third                                    3%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
After Sixth Year                        None

---------------------------
(1) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different CDSC. Please see the SAI for further information.

     Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of High Yield Bond Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Bond Fund. For additional information on the CDSC and the conversion of Class B, see High Yield Bond Fund's SAI.

     CLASS B AND CLASS C SHARES CDSCS. To keep shareholders' CDSCs as low as possible, each time a shareholder places a request to redeem shares of the High Yield Bond Fund or other open-end funds in the ING Funds with Class B or Class C shares, shares that are not subject to a CDSC will be the first to be redeemed, then same shares that have the lowest CDSC will be sold.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

      (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

      (ii) The CDSC also may be waived for Class B and Class C shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

      (iii) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

      If you think you may be eligible for a CDSC waiver, contact a Shareholder Servicing Representative at 1-800-992-0180.

      REINSTATEMENT PRIVILEGE. Class B or Class C shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for High Yield Bond Fund for details or contact the Shareholder Servicing Representative at 1-800-992-0180 for more information.

      RULE 12B-1 PLAN. High Yield Bond Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to Class A, Class B and Class C shares of High Yield Bond Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the "Distributor" may receive from High Yield Bond Fund an annual fee in connection with the offering, sale and shareholder servicing of High Yield Bond Fund's Class A, Class B and Class C shares.

      DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of High Yield Bond Fund and in connection with services rendered to shareholders of High Yield Bond Fund, High Yield Bond Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of High Yield Bond Fund's average daily net assets attributable to that Class):

                              SERVICING FEE    DISTRIBUTION FEE
                              -------------    ----------------
             Class A              0.00%             0.35%
             Class B              0.25%             0.75%
             Class C              0.25%             0.75%

      Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class C shares of High Yield Bond Fund, including payments to Authorized Dealers, and for shareholder servicing.

      Because these fees are paid out of High Yield Bond Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      OTHER EXPENSES. In addition to the management fee and other fees described previously, High Yield Bond Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Directors who are not affiliated with ING Investments, LLC ("ING Investments"). Most High Yield Bond Fund expenses are allocated proportionately among all of the outstanding shares of High Yield Bond Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

      The minimum initial investment in High Yield Bond Fund is $1,000. The minimum initial investment for a pre-authorized retirement plan is $1,000, plus monthly installments of at least $100. High Yield Bond Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.

      High Yield Bond Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

      If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders

      MARKET TIMERS. A Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

      CUSTOMER IDENTIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

      What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

            -     Name;

            -     Date of Birth;

            - Physical residential address (although post office boxes are still permitted for mailing); and

            - Social security number, taxpayer identification number, or other identifying number.

      You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

      EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

      PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

      DETERMINATION OF NET ASSET VALUE. The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

      In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

      Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

      When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

            - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

            -     Securities of an issuer that has entered into a restructuring;

            -     Securities whose trading has been halted or suspended; and

            - Fixed income securities that have gone into default and for which there is not current market value quotation.

      The Fund or Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

      PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Services Representative at 1-800-992-0180.

      RETIREMENT PLANS. High Yield Bond Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

      EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in High Yield Bond Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, your order must be received before 4:00 p.m. Eastern Time and your broker-dealer or financial institution must promptly transmit the order to the Transfer Agent or Distributor.

      You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of High Yield Bond Fund will not be issued unless you request them in writing.

      TELEPHONE ORDERS. High Yield Bond Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. High Yield Bond Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If High Yield Bond Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE PRIVILEGES AND RESTRICTIONS

      An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Services Representative at 1-800-992-0180. There is no specific limit on exchange frequency; however, High Yield Bond Fund is intended for long-term investment and not as a trading vehicle. ING Investments or the Distributor may prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior written notice, to cancel the exchange policy or restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of High Yield Bond Fund into which they are being exchanged.

      Shares of one class of High Yield Bond Fund generally may be exchanged for shares of that same Class of any other open-end ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of High Yield Bond Fund being acquired may be legally sold.

      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior income Fund prospectus or any other ING prospectus by calling 1-800-992-0180.

      You will automatically have the ability to request an exchange by calling the Shareholder Services Representative at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

      CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND. You are not required to pay an applicable CDSC upon any exchange from High Yield Bond Fund into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your shares for repurchase by that fund, the CDSC will apply from the fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in High Yield Bond Fund.

      SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000, subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

      SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, High Yield Bond Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 ($250,000 for Class Q) other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

      Shares of High Yield Bond Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business. Under unusual circumstances, a Fund may suspend the right at redemption as allowed by federal securities laws.

      SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Services Representative at 1-800-992-0180, or see High Yield Bond Fund's SAI.

      PAYMENTS. Payment to shareholders for shares redeemed ordinarily will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the Transfer Agent. High Yield Bond Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. High Yield Bond Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. High Yield Bond Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to High Yield Bond Fund, High Yield Bond Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, High Yield Bond Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to shareholders.

      Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Fund. The transfer Agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Fund or their agents several hours after the time of the acceptance and pricing.

      If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchase and sale of Fund shares.

      Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

ACCOUNT ACCESS

      Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling 1-800-992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and selection Option 2.

PRIVACY POLICY

      High Yield Bond Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.

MANAGEMENT OF HIGH YIELD BOND FUND

      INVESTMENT ADVISER. ING Investments, an Arizona limited liability company, serves as the investment adviser to High Yield Bond Fund. ING Investments has overall responsibility for management of High Yield Bond Fund. ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the High Yield Bond Fund's portfolio. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser as well as the custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services provided to High Yield Bond Fund. As of March 31, 2004, ING Investments managed over $34.8 billion in assets.

      SUB-ADVISER. ING Investment Management Co. ("ING Investment Management"), which changed its name from ING Aeltus Investment Management, Inc. ("ING Aeltus") in July 2004, is a registered investment adviser and is responsible for providing the day-to-day management of High Yield Bond Fund. ING Investment Management is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE:ING) ("ING Groep") and an affiliate of ING Investments. ING Aeltus has been managing client assets for more than a quarter century and as of March 31, 2004, managed over $29.0 billion in assets.

      The Sub-Adviser may consider the sale of the High Yield Bond Fund and of other investment companies advised by the Sub-Adviser as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to the Sub-Adviser's duty to obtain best execution.

      PORTFOLIO MANAGER. The High Yield Bond Fund has been managed by a team of investment professionals led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, since January 2001. Both Mr. Jacobs and Mr. Kringelis joined ING in January 1998. They each have more than eight years investment experience managing high yield investments.

      PARENT COMPANY AND DISTRIBUTOR. ING Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep. ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with over 100,000 employees.

      From time to time, the Distributor or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING Groep, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

      SHAREHOLDER SERVICES REPRESENTATIVE. ING Funds Services, LLC serves as Shareholder Services Representative for High Yield Bond Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. High Yield Bond Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

      PORTFOLIO TRANSACTIONS. ING Investments or ING Investment Management will place orders to execute securities transactions that are designed to implement High Yield Bond Fund's investment objectives and policies. ING Investments or ING Investment Management will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Investments or ING Investment Management may consider brokerage and research services provided by a broker to ING Investments or ING Investment Management or an affiliate, and High Yield Bond Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Investments or ING Investment Management determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Investments may place securities transactions with brokers that provide certain services to High Yield Bond Fund. ING Investments also may consider a broker's sale of Fund shares if ING Investments is satisfied that High Yield Bond Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS & TAXES

      DIVIDENDS AND DISTRIBUTIONS. High Yield Bond Fund generally distributes most or all of its net earnings in the form of dividends. High Yield Bond Fund pays dividends, if any, on a monthly basis. Capital gains, if any, are distributed annually. Dividends and distributions will be determined on a class basis.

      Any dividends and distributions paid by High Yield Bond Fund will be automatically reinvested in additional shares of the respective class of High Yield Bond Fund, unless you elect to receive distributions in cash. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election each purchase of shares of a class of Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to invest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be made to him in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Prospectus, elect to have all dividends and other distributions paid on Class A, Class B and Class C shares of High Yield Bond Fund invested into the corresponding Class of an ING Fund that offers that Class of shares.

      FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see High Yield Bond Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in High Yield Bond Fund.

      High Yield Bond Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although High Yield Bond Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if High Yield Bond Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Most dividends from the High Yield Bond Fund are attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described below. Recently enacted tax legislation generally provides of a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distribution by the High Yield Bond Fund are generally taxed to individual taxpayers:

            - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

            - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

            - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

            - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

            - Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

      Dividends declared by High Yield Bond Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

      You will receive an annual statement summarizing your dividend and capital gains distributions.

      If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

      There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

      As with all mutual funds, High Yield Bond Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide High Yield Bond Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the

IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

      The information below for the year ended March 31, 2004 and for all periods prior to November 1, 2000, is audited by KPMG LLP, independent registered public accounting firm. The information in the table below for the years ended March 31, 2003, March 31, 2002, and the five months ended March 31, 2001, has been derived from ING High Yield Bond's financial statements, which, had been audited by other independent accountants. [CONFIRM STATEMENT]

                                                                                    CLASS A
                                                 ---------------------------------------------------------------------------------
                                                                                             FIVE                      DECEMBER 15,
                                                     YEAR         YEAR         YEAR         MONTHS         YEAR           1998(1)
                                                    ENDED        ENDED        ENDED         ENDED          ENDED            TO
                                                  MARCH 31,    MARCH 31,    MARCH 31,      MARCH 31,    OCTOBER 31,    OCTOBER 31,
                                                     2004         2003         2002         2001(4)         2000           1999
                                                     ----         ----         ----         -------         ----           ----
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period           $     8.29        8.74         9.36           9.24          9.96          10.00
  Income (loss) from investment operations:
  Net investment income                          $     0.59        0.61         0.78           0.39          0.85           0.67
  Net realized and unrealized gain (loss)
  on investments                                 $     0.60       (0.45)       (0.62)          0.12         (0.65)         (0.04)
  Total from investment operations               $     1.19        0.16         0.16           0.51          0.20           0.63
  Less distributions from:
  Net investment income                          $     0.60        0.61         0.78           0.39          0.86           0.67
  Net realized gains on investments              $       --          --           --            --           0.06             --
  Total distributions                            $     0.60        0.61         0.78           0.39          0.92           0.67
  Net asset value, end of period                 $     8.88        8.29         8.74           9.36          9.24           9.96
  TOTAL RETURN(2):                               %    14.70        2.24         1.94           5.61          1.89           6.37
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $   44,009      43,375       38,525         33,459        33,220         30,537
  Ratios to average net assets:
  Net expenses after expense
  reimbursement/recoupment(3)(5)                 %     1.29        1.30         1.30           1.09          1.04           1.00
  Gross expense prior to expense
  reimbursement/recoupment(3)                    %     1.33        1.43         1.79           1.63          2.16           2.32
  Net investment income after expense
  reimbursement/recoupment(3)(5)                 %     6.81        7.48         8.67          10.24          8.75           7.53
  Portfolio turnover rate                        %      105         122          344            253           481            756

-------------------
(1)   Commencement of Operations

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4)   The Fund changed its fiscal year end to March 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years.

                                                                                    CLASS B
                                                 -----------------------------------------------------------------------------------
                                                                                              FIVE                      DECEMBER 15,
                                                    YEAR          YEAR          YEAR         MONTHS         YEAR          1998(1)
                                                   ENDED         ENDED         ENDED          ENDED         ENDED             TO
                                                 MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,    OCTOBER 31,     OCTOBER 31,
                                                    2004          2003          2002         2001(4)        2000            1999
                                                 ----------    ----------    ----------    ----------    ----------     -----------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period           $     8.28          8.74          9.36          9.23          9.96           10.00
  Income (loss) from investment operations:
  Net investment income                          $     0.53          0.55          0.72          0.36          0.78            0.60
  Net realized and unrealized gain (loss)
  on investments                                 $     0.60         (0.46)        (0.62)         0.14         (0.66)          (0.05)
  Total from investment operations               $     1.13          0.09          0.10          0.50          0.12            0.55
  Less distributions from:
  Net investment income                          $     0.53          0.55          0.72          0.37          0.79            0.59
  Net realized gains on investments              $       --            --            --            --          0.06              --
  Total distributions                            $     0.53          0.55          0.72          0.37          0.85            0.59
  Net asset value, end of period                 $     8.88          8.28          8.74          9.36          9.23            9.96
  TOTAL RETURN(2):                               %    14.01          1.37          1.29          5.43          1.02            5.57
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $   18,753        11,584         6,673         5,025         3,702           2,374
  Ratios to average net assets:
  Net expenses after expense
  reimbursement/recoupment(3)(5)                 %     2.04          2.05          2.05          1.84          1.79            1.72
  Gross expense prior to expense                 %     1.98          2.07          2.44          2.28          2.41            2.64
  reimbursement/recoupment(3)
  Net investment income after expense
  reimbursement/recoupment(3)(5)                 %     6.04          6.73          7.85          9.49          7.99            6.90
  Portfolio turnover rate                        %      105           122           344           253           481             756

--------------------------
(1)   Commencement of Operations

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4)   The Fund changed its fiscal year end to March 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years.

                                                                                      CLASS C
                                                 ----------------------------------------------------------------------------------
                                                                                               FIVE                    DECEMBER 15,
                                                   YEAR           YEAR            YEAR        MONTHS         YEAR        1998(1)
                                                  ENDED          ENDED           ENDED        ENDED         ENDED          TO
                                                 MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,    OCTOBER 31,  OCTOBER 31,
                                                   2004           2003           2002         2001(4)        2000         1999
                                                 --------       --------       --------      --------     ----------   -----------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period           $   8.28          8.74           9.36          9.23          9.96        10.00
  Income (loss) from investment operations:
  Net investment income                          $   0.53          0.56           0.71          0.37          0.78         0.62
  Net realized and unrealized gain (loss)
    on investments                               $   0.60         (0.46)         (0.61)         0.12         (0.66)       (0.06)
  Total from investment operations               $   1.13          0.10           0.10          0.49          0.12         0.56
  Less distributions from:
  Net investment income                          $   0.53          0.56           0.72          0.36          0.79         0.60
  Net realized gains on investments              $     --            --             --            --          0.06           --
  Total distributions                            $   0.53          0.56           0.72          0.36          0.85         0.60
  Net asset value, end of period                 $   8.88          8.28           8.74          9.36          9.23         9.96
TOTAL RETURN(2):                                 %  14.03          1.43           1.21          5.39          1.02         5.67
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $ 10,780         5,281          1,633         1,314         1,578          776
  Ratios to average net assets:
  Net expenses after expense
reimbursement/recoupment(3)(5)                   %   2.04          2.04           2.05          1.84          1.79         1.73
  Gross expense prior to expense
reimbursement/recoupment(3)                      %   1.98          2.06           2.44          2.29          2.40         2.66
  Net investment income after expense
reimbursement/recoupment(3)(5)                   %   6.04          6.72           7.92          9.42          7.98         7.01
  Portfolio turnover rate                        %    105           122            344           253           481          756

--------------------------
(1)   Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4)   The Fund changed its fiscal year end to March 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments within three years.

                                                                      APPENDIX D

                          ADDITIONAL ING FUNDS OFFERED

      The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:

FUND                                    CLASSES OFFERED
----                                    ---------------
U.S. EQUITY

Balanced Fund                           A, B, C, I and O
Convertible Fund                        A, B, C and Q
Disciplined LargeCap Fund               A, B, C, I and Q
Equity and Bond Fund                    A, B, C and Q
Equity Income Fund                      A, B, C and I
Financial Services Fund                 A, B, C and O
Growth Fund                             A, B, C and I
Index Plus LargeCap Fund                A, B, C, I and R
Index Plus MidCap Fund                  A, B, C, I and R
Index Plus SmallCap Fund                A, B, C, I and R
LargeCap Growth Fund                    A, B, C, I and Q
LargeCap Value Fund                     A, B, C and I
MagnaCap Fund                           A, B, C, I, M and Q
MidCap Opportunities Fund               A, B, C, I and Q
MidCap Value Fund                       A, B, C, I and Q
Real Estate Fund                        A, B, C, I, O and Q
SmallCap Opportunities Fund             A, B, C, I and Q
SmallCap Value Fund                     A, B, C, I and Q
Small Company Fund                      A, B, C and I
Tax-Efficient Equity Fund               A, B and C
Value Opportunity Fund                  A, B, C and I

GLOBAL/INTERNATIONAL EQUITY

Emerging Countries Fund                 A, B, C, M and Q
Foreign Fund                            A, B, C, I and Q
Global Equity Dividend Fund             A, B, C, I and Q
Global Real Estate Fund                 A, B, C and Q
Global Science and Technology Fund      A, B, C and I
International Fund                      A, B, C, I and Q
International Growth Fund               A, B, C and I
International SmallCap Growth Fund      A, B, C and Q
International Value Fund                A, B, C, I and Q
Precious Metals Fund                    A
Russia Fund                             A
Worldwide Growth Fund                   A, B, C and Q

FIXED INCOME

Aeltus Money Market Fund                A, B, C and I
Classic Money Market Fund               A, B, C and I
GNMA Income Fund                        A, B, C, I, M and Q
Government Fund                         A, B, C and I

FUND                                    CLASSES OFFERED
----                                    ---------------
High Yield Bond Fund                    A, B and C
Intermediate Bond Fund                  A, B, C, I, O and R
Lexington Money Market Trust            A
Money Market Fund                       A, B and C
National Tax-Exempt Bond Fund           A, B and C
Strategic Bond Fund                     A, B, C and Q

STRATEGIC ALLOCATION FUNDS

Strategic Allocation Growth Fund        A, B, C and I
Strategic Allocation Balanced Fund      A, B, C and I
Strategic Allocation Income Fund        A, B, C and I

LOAN PARTICIPATION FUND

Senior Income Fund                      A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

      The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of August 6, 2004:

ING HIGH YIELD OPPORTUNITY FUND

                                                                PERCENTAGE OF
                            PERCENT OF CLASS                    COMBINED FUND
NAME AND ADDRESS OF           OF SHARES AND    PERCENTAGE OF      AFTER THE
SHAREHOLDER                 TYPE OF OWNERSHIP      FUND        REORGANIZATION*


ING HIGH YIELD BOND FUND

                                                                PERCENTAGE OF
                            PERCENT OF CLASS                    COMBINED FUND
NAME AND ADDRESS OF           OF SHARES AND    PERCENTAGE OF      AFTER THE
SHAREHOLDER                 TYPE OF OWNERSHIP      FUND        REORGANIZATION*


---------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on August 6, 2004.

                                          PART B

                                      ING FUNDS TRUST

                            STATEMENT OF ADDITIONAL INFORMATION

                                      AUGUST 23, 2004

Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:

       ING High Yield Opportunity Fund             ING High Yield Bond Fund
        (a series of ING Funds Trust)           (a series of ING Funds Trust)
       7337 East Doubletree Ranch Road         7337 East Doubletree Ranch Road
       Scottsdale, Arizona 85258-2034           Scottsdale, Arizona 85258-2034


This Statement of Additional Information ("SAI") is available to the shareholders of ING High Yield Opportunity Fund in connection with a proposed transaction whereby all of the assets and known liabilities of the ING High Yield Opportunity Fund will be transferred to ING High Yield Bond Fund, a series of ING Funds Trust, in exchange for shares of ING High Yield Bond Fund.

This Statement of Additional Information of ING Funds Trust consists of this cover page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The SAI for ING High Yield Bond Fund and ING High Yield Opportunity Fund, dated August 1, 2003, as filed on July, 29 2003.

2. The Financial Statements of the High Yield Bond Fund and High Yield Opportunity Fund, respectively, are included in the Classes A, B, C, M and R Annual Report, dated March 31, 2004, as filed on June 10, 2004, and the Classes I and Q Annual Report, dated March 31, 2004, as filed on June 10,2004.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated August 23, 2004 relating to the Reorganization of ING High Yield Opportunity Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of March 31, 2004. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

            STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2004


                                             ING             ING                          PRO FORMA                     PRO FORMA
                                          HIGH YIELD     HIGH YIELD                        COMBINED                       COMBINED
                                         OPPORTUNITY        BOND                         (PRE-MERGER    PRO FORMA      (POST MERGER
                                             FUND           FUND                           EXPENSE)     ADJUSTMENTS      EXPENSE)
                                             ----           ----                           --------     -----------      --------
ASSETS:
Investments in securities at value+*   $ 259,147,990   $  69,637,617                     $328,785,607                 $328,785,607
Repurchase agreement                       1,237,000       2,731,000                        3,968,000                    3,968,000
Cash                                       3,169,251             580                        3,169,831                    3,169,831
Cash collateral for securities loaned     77,944,315      17,415,421                       95,359,736                   95,359,736
Receivables:
  Investment securities sold               3,435,412         253,448                        3,688,860                    3,688,860
  Fund shares sold                            95,269         190,428                          285,697                      285,697
  Dividends and interest                   6,417,387       1,467,288                        7,884,675                    7,884,675
Prepaid expenses                              36,040          16,138                           52,178                       52,178
                                       -------------   -------------                     ------------                 ------------
  Total assets                           351,482,664      91,711,920                      443,194,584           -      443,194,584
                                       -------------   -------------                     ------------                 ------------
LIABILITIES:

Payable for investment securities
  purchased                                  805,000         230,000                        1,035,000                    1,035,000
Payable upon return of securities
  loaned                                  77,944,315      17,415,421                       95,359,736                   95,359,736
Payable for fund shares redeemed             550,027          95,580                          645,607                      645,607
Income distribution payable                  683,069         247,294                          930,363                      930,363
Payable to affiliates                        390,826         120,680                          511,506                      511,506
Payable for trustee fees                       6,655             783                            7,438                        7,438
Payable for transfer agent                   120,696          26,343                          147,039                      147,039
Other accrued expenses and
  liabilities                                256,747          33,036                          289,783      75,000 (A)      364,783
                                       -------------   -------------                     ------------   ------------- ------------
  Total liabilities                       80,757,335      18,169,137                       98,926,472      75,000       99,001,472
                                       -------------   -------------                     ------------   ------------- ------------
NET ASSETS                             $ 270,725,329   $  73,542,783                     $344,268,112   $ (75,000)    $344,193,112
                                       =============   =============                     ============   ============= ============
NET ASSETS CONSIST OF:
Paid-in capital                        $ 726,633,558   $  76,582,647                     $803,216,205                 $803,216,205
Accumulated net investment loss           (3,557,741)        (37,562)                      (3,595,303)    (75,000)      (3,670,303)
Accumulated net realized loss on
  investments                           (438,636,391)     (6,578,088)                    (445,214,479)                (445,214,479)
Net unrealized appreciation
  (depreciation) of investments          (13,714,097)      3,575,786                      (10,138,311)                 (10,138,311)
                                       -------------   -------------                     ------------   ------------- ------------
NET ASSETS                             $ 270,725,329   $  73,542,783                     $344,268,112   $ (75,000)    $344,193,112
                                       =============   =============                     ============   ============= ============
+Including securities on loan at value $  75,999,185   $  16,993,855                     $ 92,993,040                 $ 92,993,040
*Cost of investments in securities     $ 272,931,812   $  66,061,831                     $338,993,643                 $338,993,643

CLASS A:

  Net Assets                           $  81,082,340   $  44,009,423                     $128,072,378   $ (27,915)    $128,044,463
  Shares authorized                    unlimited       unlimited                         unlimited                    unlimited
  Par value                            $        0.01   $        0.01                     $       0.01                 $       0.01
  Shares outstanding                      11,363,706       4,955,851    (1,897,157)(C)     14,422,400                   14,441,655
  Net asset value and redemption
    price per share                    $        7.14   $        8.88                     $       8.88                 $       8.88
  Maximum offering price per share (B) $        7.50   $        9.32                     $       9.32                 $       9.32

CLASS B:

  Net Assets                           $ 165,296,327   $  18,752,896                     $184,049,223   $ (40,116)    $184,009,107
  Shares authorized                    unlimited       unlimited                         unlimited                    unlimited
  Par value                            $        0.01   $        0.01                     $       0.01                 $       0.01
  Shares outstanding                      23,034,074       2,112,523    (4,419,623)(C)     20,726,974                   20,726,974
  Net asset value and redemption
    price per share                    $        7.18   $        8.88                     $       8.88                 $       8.88

CLASS C:

  Net Assets                           $  21,195,064   $  10,780,464                     $ 31,975,528   $  (6,969)    $ 31,968,559
  Shares authorized                    unlimited        unlimited                        unlimited                    unlimited
  Par value                            $        0.01   $        0.01                     $       0.01                 $       0.01
  Shares outstanding                       2,955,262       1,214,223      (568,430)(C)      3,601,055                    3,601,055
  Net asset value and redemption
    price per share                    $        7.17   $        8.88                     $       8.88                 $       8.88

CLASS M:

  Net Assets                           $   2,980,615   n/a              (2,980,615)(D)   n/a            $       -     n/a
  Shares authorized                    unlimited       n/a                               n/a                          n/a
  Par value                            $        0.01   n/a                               n/a                          n/a
  Shares outstanding                         418,266   n/a                (418,266)(D)   n/a                          n/a
  Net asset value and redemption
    price per share                    $        7.13   n/a                               n/a                          n/a
  Maximum offering price per share (E) $        7.37   n/a                               n/a                          n/a

CLASS Q:

  Net Assets                           $     170,983   n/a             $  (170,983)(F)   n/a            $       -     n/a
  Shares authorized                    unlimited       n/a                               n/a                          n/a
  Par value                            $        0.01   n/a                               n/a                          n/a
  Shares outstanding(F)                       23,888   n/a                 (23,888)(F)   n/a                          n/a
  Net asset value and redemption
    price per share                    $        7.16   n/a                               n/a                          n/a

(A) Reflects adjustment for estimated one time merger expenses (See Note 5 in Notes to Unaudited Pro Forma Financial Statements).

(B) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(C) Reflects new shares issued, net of retired shares of ING High Yield Opportunity Fund. (Calculation: Net Assets / NAV per share)

(D)   Reflects adjustment due to merging Class M into Class A.

(E) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(F) Class Q has no outstanding shares as of the Record Date and will cease to exist immediately after the Closing Date. The Total Pro Forma Net Assets including Class Q is $344,268,112.


                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2004

                                                                       ING                 ING
                                                                    HIGH YIELD          HIGH YIELD
                                                                   OPPORTUNITY             BOND        PRO FORMA         PRO FORMA
                                                                       FUND                FUND        ADJUSTMENTS        COMBINED
                                                                       ----                ----        -----------        --------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                   $   1,959,883      $   400,677                     $  2,360,560
Interest                                                              23,590,258        5,215,302                       28,805,560
Securities lending income                                                102,245           20,930                          123,175
Other                                                                      4,584                -                            4,584
                                                                   -------------      -----------   -------------     -------------
          Total investment income                                     25,656,970        5,636,909          -            31,293,879
                                                                   -------------      -----------   -------------     -------------

EXPENSES:

 Investment management fees                                            1,894,619          452,198     90,213  (A)        2,437,030
 Distribution fees:
           Class A                                                       340,565          153,525     21,006  (B)          515,096
           Class B                                                     1,889,439          165,968                        2,055,407
           Class C                                                       247,516           86,860                          334,376
           Class M                                                        24,280                -    (24,280) (B)                -
           Class Q                                                         1,184                -     (1,184) (B)                -
 Transfer agent fees:
           Class A                                                       150,653           55,899       (514) (C)          206,038
           Class B                                                       282,901           22,231    (18,510) (C)          286,622
           Class C                                                        37,057           11,745     (1,989) (C)           46,813
           Class M                                                         3,832                -     (3,832) (C)                -
           Class Q                                                           179                -       (179) (C)                -
 Administrative service fees                                             315,955           69,568                          385,523
 Shareholder reporting expense                                           158,448            5,570   (115,851) (C)           48,167
 Registration fees                                                       107,114           38,874    (34,240) (C)          111,748
 Professional fees                                                        36,933           11,588    (15,767) (C)           32,754
 Custody and accounting expense                                           51,560            9,100                           60,660
 Trustee fees                                                              7,796            1,098                            8,894
 Insurance expense                                                             -              520                              520
 Miscellaneous expense                                                    96,559            2,034                           98,593
 Merger expense                                                                -                -     75,000  (D)           75,000
                                                                   -------------      -----------   -------------     -------------
          Total expenses without 12B-1 AND T/A                         5,646,590        1,086,778    (30,126)            6,703,242
                                                                   -------------      -----------   -------------     -------------
Less:
          Net waived and reimbursed/recouped fees                         67,539            3,303     76,328  (A)          147,170
                                                                   -------------      -----------   -------------     -------------
          Net expenses                                                 5,579,051        1,083,475   (106,454)            6,556,072
                                                                   -------------      -----------   -------------     -------------
Net investment income                                                 20,077,919        4,553,434    106,454            24,737,807
                                                                   -------------      -----------   -------------     -------------


NET REALIZED AND UNREALIZED GAIN
          ON INVESTMENTS AND FOREIGN CURRENCIES

 Net realized gain (loss) on:

           Investments                                               (15,037,328)       2,675,633                      (12,361,695)
           Foreign currencies                                            113,524                -                          113,524
                                                                   -------------      -----------   -------------     -------------
           Net realized gain (loss)                                  (14,923,804)       2,675,633          -           (12,248,171)
                                                                   -------------      -----------   -------------     -------------
 Net change in unrealized appreciation or depreciation on:

           Investments                                                38,437,409        1,950,137                       40,387,546
           Foreign currencies                                            101,300                -                          101,300
                                                                   -------------      -----------   -------------     -------------
           Net change in unrealized appreciation or depreciation      38,538,709        1,950,137          -            40,488,846
                                                                   -------------      -----------   -------------     -------------
Net realized and unrealized gain on investments
   and foreign currencies                                             23,614,905        4,625,770          -            28,240,675
                                                                   -------------      -----------   -------------     -------------
NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                           $ 43,692,824      $ 9,179,204  $ 106,454          $ 52,978,482
                                                                    ============      ===========  ==============     =============
*Foreign taxes                                                      $      1,977      $       486  $       -          $      2,463


----------
(A)   Reflects adjustment in expenses due to effects of new contractual rates.

(B) Reflects adjustment in expenses due to merging Class M and Class Q into Class A.

(C) Reflects adjustment in expenses due to elimination of duplicative services.

(D) Reflects adjustment for estimated one time merger expenses (See Note 5 in Notes to Unaudited Pro Forma Financial Statements).


                 See Accompanying Notes to Financial Statements

PORTFOLIOS OF INVESTMENTS AS OF MARCH 31, 2004 (UNAUDITED)

     ING         ING                                                                                ING          ING
 HIGH YIELD   HIGH YIELD                                                                        HIGH YIELD     HIGH YIELD
OPPORTUNITIES    BOND     PRO FORMA                                                             OPPORTUNITIES    BOND      PRO FORMA
    FUND        FUND      PRINCIPAL                                                                 FUND         FUND      PRINCIPAL
------------------------------------                                                            ------------------------------------
Principal
Amount                                                                                                            Value
----------------------------------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS: 93.3%
                                                 ADVERTISING: 0.5%

$ 715,000     $ 185,000   $ 900,000              Vertis, Inc., 9.750%,
                                                 due 04/01/09                                   $   777,562  $ 201,187  $  978,749
  535,000       135,000     670,000     L        Vertis, Inc., 10.880%,
                                                 due 06/15/09                                       541,688    136,688     678,376
                                                                                                -----------  ---------  ----------
                                                                                                  1,319,250    337,875   1,657,125
                                                                                                -----------  ---------  ----------

                                                 AEROSPACE/DEFENSE: 1.0%

  690,000       180,000     870,000              DRS Technologies, Inc.,
                                                   6.880%, due 11/1/2013                            721,050    188,100     909,150
  670,000       175,000     845,000              L-3 Communications Corp.,
                                                   6.130%, due 07/15/13                             695,125    181,563     876,688
  685,000       180,000     865,000              L-3 Communications Corp.,
                                                 7.630%, due 06/15/12                               756,925    198,900     955,825
  825,000             -     825,000     L        Sequa Corp., 8.880%, due 04/01/08                  921,938          -     921,938
   50,000       215,000     265,000              Sequa Corp., 9.000%, due 08/01/09                   56,500    242,950     299,450
                                                                                                -----------  ---------  ----------
                                                                                                  3,151,538    811,513   3,963,051
                                                                                                -----------  ---------  ----------

                                                 AIRLINES: 0.0%

  235,000        50,000     285,000     L        Delta Air Lines, Inc., 7.300%, due
                                                   9/18/2006                                        196,502     41,809     238,311
                                                                                                -----------  ---------  ----------
                                                                                                    196,502     41,809     238,311
                                                                                                -----------  ---------  ----------

                                                 APPAREL: 1.0%

1,225,000       250,000   1,475,000              Phillips-Van Heusen, 8.130%, due 5/1/2013        1,326,063    270,625   1,596,688
1,385,000       305,000   1,690,000              Russell Corp., 9.250%, due 05/01/10              1,478,487    325,588   1,804,075
                                                                                                -----------  ---------  ----------
                                                                                                  2,804,550    596,213   3,400,763
                                                                                                -----------  ---------  ----------
                                                 AUTO PARTS & EQUIPMENT: 3.0%

  565,000       145,000     710,000              ArvinMeritor, Inc., 6.630%, due 6/15/2007          589,013    151,163     740,176
  290,000        75,000     365,000     L        Collins & Aikman Products, 10.750%,
                                                   due 12/31/11                                     299,425     77,438     376,863
  310,000        80,000     390,000              Dana Corp., 7.000%, due 03/15/28                   310,775     80,200     390,975
  550,000       120,000     670,000     L        Dana Corp., 10.130%, due 03/15/10                  638,000    139,200     777,200
  730,000       190,000     920,000     L        Dura Operating Corp., 8.630%, due 4/15/2004        781,100    203,300     984,400
  940,000       210,000   1,150,000              Eagle-Picher Industries, Inc., 9.750%,
                                                   due 09/01/13                                   1,034,000    231,000   1,265,000
  166,000        24,000     190,000              HLI Operating Co., Inc., 10.500%,
                                                   due 6/15/2010                                    189,655     27,420     217,075
  435,000       105,000     540,000              Lear Corp., 8.110%, due 05/15/09                   516,563    124,688     641,251
  960,000       170,000   1,130,000              Rexnord Corp., 10.130%, due 12/15/12             1,056,000    187,000   1,243,000
1,230,000       315,000   1,545,000              Tenneco Automotive, Inc., 10.250%
                                                   due 07/15/13                                   1,420,650    363,825   1,784,475
1,185,000       331,000   1,516,000     L        TRW Automotive, Inc., 11.000%,
                                                   due 2/15/2013                                  1,421,999    397,199   1,819,198
                                                                                                -----------  ---------  ----------
                                                                                                  8,257,180  1,982,433  10,239,613
                                                                                                -----------  ---------  ----------
                                                 BUILDING MATERIALS: 0.6%

2,456,000             -   2,456,000  @, I, XX,   Intl. Utility Structures, Inc., 0.000%,
                                       @@, **      due 2/1/2008                                           2          -           2
  660,000       155,000     815,000     #        Nortek Holdings, Inc., 0.000%,
                                                   due 5/15/2011                                    504,900    118,575     623,475
  420,000       110,000     530,000     #        Nortek Holdings, Inc., 4.170%,
                                                   due 12/31/2010                                   426,300    111,650     537,950
  745,000       175,000     920,000     L        Nortek, Inc., 9.880%, due 06/15/11                 841,850    197,750   1,039,600
                                                                                                -----------  ---------  ----------
                                                                                                  1,773,052    427,975   2,201,027
                                                                                                -----------  ---------  ----------
                                                 CHEMICALS: 3.4%

1,355,000       345,000   1,700,000     L        Equistar Funding Corp., 10.630%,
                                                     due 5/1/2011                                 1,466,788    373,463   1,840,251
1,450,000       640,000   2,090,000              IMC Global, Inc., 10.880%, due 6/1/2008          1,754,500    774,400   2,528,900
  985,000       330,000   1,315,000     L        Lyondell Chemical Co., 9.630%,
                                                    due 5/1/2007                                  1,024,400    343,200   1,367,600
2,000,000       500,000   2,500,000    #, L      Nalco Co., 7.750%, due 11/15/11                  2,100,000    525,000   2,625,000
1,265,000       325,000   1,590,000     L        PolyOne Corp., 8.880%, due 05/01/12              1,233,375    316,875   1,550,250
1,335,000       345,000   1,680,000     L        Rockwood Specialties Group, Inc., 10.630%,
                                                           due 05/15/11                           1,481,850    382,950   1,864,800

                                                                                                -----------  ---------  ----------
                                                                                                  9,060,913  2,715,888  11,776,801
                                                                                                -----------  ---------  ----------
                                                 COMMERCIAL SERVICES: 1.0%

1,045,000       205,000   1,250,000              Corrections Corp. of America, 7.500%,
                                                  due 05/01/11                                    1,106,394    217,044   1,323,438
1,145,000       290,000   1,435,000     #, L     United Rentals North America, Inc., 6.500%,
                                                  due 02/15/12                                    1,145,000    290,000   1,435,000
  570,000       145,000     715,000     #, L     United Rentals North America, Inc., 7.000%,
                                                  due 02/15/14                                      538,650    137,025     675,675
                                                                                                -----------  ---------  ----------
                                                                                                  2,790,044    644,069   3,434,113
                                                                                                -----------  ---------  ----------
                                                 COMPUTERS: 0.3%

  775,000       200,000     975,000    @@, L     Seagate Technology HDD Holdings, 8.000%,
                                                  due 05/15/09                                      850,563    219,500   1,070,063
                                                                                                -----------  ---------  ----------
                                                                                                    850,563   219,500    1,070,063
                                                                                                -----------  ---------  ----------
                                                 DISTRIBUTION/WHOLESALE: 0.5%

1,470,000       340,000   1,810,000              Aviall, Inc., 7.630%, due 07/01/11               1,580,250    365,500   1,945,750
                                                                                                -----------  ---------  ----------
                                                                                                  1,580,250    365,500   1,945,750
                                                                                                -----------  ---------  ----------
                                                 DIVERSIFIED FINANCIAL SERVICES: 2.2%

  680,000       145,000     825,000      @@      Eircom Funding, 8.250%, due 8/15/2013              761,600    162,400     924,000
  345,000        90,000     435,000      #       Global Cash Finance Corp., 8.750%, due
                                                   03/15/12                                         360,525     94,050     454,575
3,012,929       553,439   3,566,368      #       Hollinger Participation Trust, 12.130%,
                                                   due 11/15/10                                   3,491,232    641,297   4,132,529
1,230,000       320,000   1,550,000              Nexstar Finance, Inc., 12.000%,
                                                   due 4/1/2008                                   1,389,900    361,600   1,751,500
  355,000        90,000     445,000              Universal City Development Partners,
                                                   11.750%, due 04/01/10                            414,906    105,188     520,094
                                                                                                -----------  ---------  ----------
                                                                                                  6,418,163  1,364,535   7,782,698
                                                                                                -----------  ---------  ----------
                                                 ELECTRIC: 6.8%

1,975,000       910,000   2,885,000     #, L     AES Corp., 8.750%, due 05/15/13                  2,182,375  1,005,549   3,187,924
1,500,000       395,000   1,895,000      #       Allegheny Energy Supply Statutory Trust 2001,
                                                  10.250%, due 11/15/07                           1,642,500    432,525   2,075,025
   60,000        15,000      75,000      #       Allegheny Energy Supply Statutory                   61,800     15,450      77,250
  180,000        45,000     225,000      L       Calpine Corp., 8.500%, due 02/15/11                133,200     33,300     166,500
1,460,000       380,000   1,840,000     #, L     Calpine Corp., 8.750%, due 07/15/13              1,343,200    349,600   1,692,800
1,095,000       250,000   1,345,000              Edison Mission Energy, 7.730%, due 6/15/2009     1,062,150    242,500   1,304,650
2,030,000       520,000   2,550,000              FirstEnergy Corp., 6.450%, due 11/15/2011        2,226,552    570,348   2,796,900
1,065,000       215,000   1,280,000              Homer City Funding LLC, 8.730%, due 10/1/2026    1,187,475    239,725   1,427,200
  475,000       100,000     575,000              Illinois Power Co., 7.500%, due 7/15/2025          486,875    102,500     589,375
1,250,000       250,000   1,500,000      L       Illinois Power Co., 11.500%, due 12/15/2010      1,512,500    302,500   1,815,000
1,795,000       460,000   2,255,000              Nevada Power Co., 10.880%, due 10/15/2009        2,100,150    538,200   2,638,350
1,760,000       460,000   2,220,000     #, L     NRG Energy, Inc., 8.000%, due 12/15/2013         1,826,000    477,250   2,303,250
1,285,000       275,000   1,560,000      #       PG&E Corp., 6.880%, due 07/15/08                 1,408,681    301,469   1,710,150
1,420,000       310,000   1,730,000      L       TECO Energy, Inc., 7.500%, due 6/15/2010         1,537,150    335,575   1,872,725
                                                                                                -----------  ---------  ----------
                                                                                                 18,710,608  4,946,491  23,657,099
                                                                                                -----------  ---------  ----------
                                                 ELECTRICAL COMPONENTS & EQUIPMENT: 0.5%

  800,000       145,000     945,000      @@      FIMEP SA, 10.500%, due 02/15/13                    956,000    173,275   1,129,275
  500,000       115,000     615,000     #, L     General Cable Corp., 9.500%, due 11/15/2010        552,500    127,075     679,575
                                                                                                -----------  ---------  ----------
                                                                                                  1,508,500    300,350   1,808,850
                                                                                                -----------  ---------  ----------
                                                 ELECTRONICS: 0.8%

  385,000       100,000     485,000              Sanmina-SCI Corp., 10.380%, due 1/15/2010          456,225    118,500     574,725
  925,000       165,000   1,090,000              Stoneridge, Inc., 11.500%, due 5/1/2012          1,107,687    197,587   1,305,274
  655,000       165,000     820,000      #       Viasystems, Inc., 10.500%, due 1/15/2011           735,238    185,213     920,451
                                                                                                -----------  ---------  ----------
                                                                                                  2,299,150    501,300   2,800,450
                                                                                                -----------  ---------  ----------
                                                 ENTERTAINMENT: 2.6%

  825,000       215,000   1,040,000     #, L     AMC Entertainment, Inc., 8.000%,
                                                  due 3/1/2014                                      822,938    214,463   1,037,401
  985,000       245,000   1,230,000     #, L     American Casino & Entertainment Properties
                                                 LLC, 7.850%, due 02/01/12                          989,925    246,225   1,236,150
1,180,000       245,000   1,425,000      L       Argosy Gaming Co., 9.000%, due 9/1/2011          1,333,399    276,849   1,610,248
  930,000       245,000   1,175,000     #, L     Carmike Cinemas, Inc., 7.500%, due 2/15/2014       950,925    250,513   1,201,438
  890,000       225,000   1,115,000              Cinemark USA, Inc., 9.000%, due 2/1/2013           972,325    245,813   1,218,138
  950,000       250,000   1,200,000      L       Regal Cinemas, Inc., 9.380%, due 2/1/2012        1,078,250    283,749   1,361,999
  535,000       135,000     670,000      #       Six Flags, Inc., 9.630%, due 06/01/14              571,113    144,113     715,226
  520,000       135,000     655,000      L       Six Flags, Inc., 9.750%, due 04/15/13              555,100    144,113     699,213
                                                                                                -----------  ---------  ----------
                                                                                                  7,273,975  1,805,838   9,079,813
                                                                                                -----------  ---------  ----------

                                    ENVIRONMENTAL CONTROL: 1.7%
2,380,000 100,000 2,480,000   #,L   Allied Waste North America, 6.130%, due 02/15/14           2,311,575    97,125  2,408,700
  915,000 925,000 1,840,000    L    Allied Waste North America, 8.500%, due 12/01/08           1,029,375 1,040,625  2,070,000
  965,000 290,000 1,255,000         Imco Recycling, Inc., 10.380%, due 10/15/2010              1,037,375   311,750  1,349,125
                                                                                               --------- --------- ----------
                                                                                               4,378,325 1,449,500  5,827,825
                                                                                               --------- --------- ----------
                                    FOOD: 2.9%
1,220,000 300,000 1,520,000    L    Del Monte Corp., 8.625%, due 12/15/2012                    1,378,600   339,000  1,717,600
  730,000 445,000 1,175,000         Delhaize America, Inc., 8.125%, due 4/15/2011                843,150   513,975  1,357,125
  425,000 105,000   530,000         Delhaize America, Inc., 9.000%, due 4/15/1931                509,469   125,869    635,338
1,450,000 545,000 1,995,000    #    Land O' Lakes, Inc., 9.000%, due 12/15/2010                1,471,750   553,175  2,024,925
  605,000 155,000   760,000    #    Michael Foods, Inc., 8.000%, due 11/15/2013                  644,325   165,075    809,400
  625,000 135,000   760,000         Roundy's, Inc., 8.880%, due 06/15/12                         690,625   149,175    839,800
1,235,000 320,000 1,555,000         Smithfield Foods, Inc., 7.750%, due 5/15/2013              1,364,675   353,600  1,718,275
  595,000 150,000   745,000         Swift & Co., 12.500%, due 01/01/10                           639,625   161,250    800,875
                                                                                               --------- --------- ----------
                                                                                               7,542,219 2,361,119  9,903,338
                                                                                               --------- --------- ----------
                                    FOREST PRODUCTS & PAPER: 3.0%
1,780,000 455,000 2,235,000         Appleton Papers, Inc., 12.500%, due 12/15/2008             2,020,299   516,425  2,536,724
1,360,000 480,000 1,840,000    L    Georgia-Pacific Corp., 8.130%, due 5/15/2011               1,550,400   547,199  2,097,599
  930,000 180,000 1,110,000    L    Georgia-Pacific Corp., 8.880%, due 2/1/2010                1,090,425   211,050  1,301,475
1,165,000 305,000 1,470,000         Georgia-Pacific Corp., 9.380%, due 2/1/2013                1,377,613   360,663  1,738,276
1,275,000 375,000 1,650,000 @@,#,L  Millar Western Forest Products Ltd., 7.750%, due 11/15/13  1,361,063   400,313  1,761,376

  735,000 190,000   925,000  @@,#   Norske Skog Canada Ltd., 7.380%, due 03/01/14                760,725   196,650    957,375
                                                                                               --------- --------- ----------
                                                                                               8,160,525 2,232,300 10,392,825
                                                                                               --------- --------- ----------
                                    HEALTHCARE-SERVICES: 2.1%
1,305,000 330,000 1,635,000    #    Genesis HealthCare Corp., 8.000%, due 10/15/13             1,396,350   353,100  1,749,450
2,250,000 645,000 2,895,000         HCA, Inc., 7.880%, due 02/01/11                            2,594,302   743,700  3,338,002
        - 450,000   450,000         HCA, Inc., 8.750%, due 09/01/10                                    -   539,620    539,620
  770,000 195,000   965,000    L    Tenet Healthcare Corp., 7.380%, due 2/1/2013                 698,775   176,963    875,738
  615,000 155,000   770,000   #,L   Triad Hospitals, Inc., 7.000%, due 11/15/2013                633,450   159,650    793,100
                                                                                               --------- --------- ----------
                                                                                               5,322,877 1,973,033  7,295,910
                                                                                               --------- --------- ----------
                                    HOLDING COMPANIES-DIVERSIFIED: 0.0%
  165,000  40,000   205,000    L    SCG Holding Corp., 12.000%, due 8/1/2009                     179,025    43,400    222,425
                                                                                               --------- --------- ----------
                                                                                                 179,025    43,400    222,425
                                                                                               --------- --------- ----------
                                    HOME BUILDERS: 3.4%
  170,000  40,000   210,000         Beazer Homes USA, Inc., 8.380%, due 4/15/2012                190,825    44,900    235,725
  560,000 145,000   705,000         DR Horton, Inc., 7.880%, due 8/15/2011                       658,000   170,375    828,375
  165,000  35,000   200,000    L    K Hovnanian Enterprises, Inc., 6.500%, due 01/15/14          169,538    35,963    205,501
  625,000 165,000   790,000    L    K Hovnanian Enterprises, Inc., 7.750%, due 05/15/13          684,375   180,675    865,050
  580,000 150,000   730,000         KB Home, 7.750%, due 02/01/10                                630,750   163,125    793,875
  700,000 180,000   880,000         Meritage Corp., 9.750%, due 06/01/11                         798,000   205,200  1,003,200
  430,000  80,000   510,000    L    Ryland Group, Inc., 9.130%, due 6/15/2011                    494,500    92,000    586,500
  415,000 105,000   520,000         Standard-Pacific Corp., 5.130%, due 4/1/2009                 413,963   104,738    518,701
  690,000 165,000   855,000    L    Standard-Pacific Corp., 7.750%, due 3/15/2013                765,900   183,150    949,050
1,130,000 370,000 1,500,000         Technical Olympic USA, Inc., 9.000%, due 07/01/10          1,234,525   404,224  1,638,749
  895,000 165,000 1,060,000         Technical Olympic USA, Inc., 10.380%, due 07/01/12         1,013,588   186,863  1,200,451
1,310,000 250,000 1,560,000    L    WCI Communities, Inc., 10.630%, due 2/15/2011              1,486,849   283,750  1,770,599
1,010,000 255,000 1,265,000   #,L   William Lyon Homes, Inc., 7.500%, due  02/15/14            1,055,450   266,475  1,321,925
                                                                                               --------- --------- ----------
                                                                                               9,596,263 2,321,438 11,917,701
                                                                                               --------- --------- ----------
                                    HOME FURNISHINGS: 0.3%
  710,000 180,000   890,000    #    Norcraft Finance Corp., 9.000%, due 11/1/2011                759,700   192,600    952,300
                                                                                               --------- --------- ----------
                                                                                                 759,700   192,600    952,300
                                                                                               --------- --------- ----------
                                    HOUSEHOLD PRODUCTS/WARES: 1.1%
  890,000 230,000 1,120,000   #,L   American Achievement Corp., 8.250%, due 04/01/12             918,925   237,475  1,156,400
1,825,000 450,000 2,275,000    L    American Greetings, 11.750%, due 7/15/2008                 2,144,375   528,750  2,673,125
                                                                                               --------- --------- ----------
                                                                                               3,063,300   766,225  3,829,525
                                                                                               --------- --------- ----------
                                    IRON/STEEL: 0.4%
1,050,000 210,000                   United States Steel Corp., 9.750%, due                     1,202,250   240,450  1,442,700
                                    05/15/10
                                                                                               --------- --------- ----------
                                                                                               1,202,250   240,450  1,442,700
                                                                                               --------- --------- ----------

                                          LEISURE TIME: 0.9%
  865,000   205,000  1,070,000   @@       Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27           882,300   209,100  1,091,400
1,355,000   350,000  1,705,000   @@       Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10         1,537,925   397,250  1,935,175
                                                                                                    ---------- --------- ----------
                                                                                                     2,420,225   606,350  3,026,575
                                                                                                    ---------- --------- ----------
                                          LODGING: 7.0%
2,070,000   490,000  2,560,000            Ameristar Casinos, Inc., 10.750%, due 2/15/2009            2,403,787   569,012  2,972,799
  985,000   250,000  1,235,000    L       Aztar Corp., 9.000%, due 08/15/11                          1,111,819   282,188  1,394,007
1,270,000   710,000  1,980,000            Caesars Entertainment, Inc., 7.880%, due 03/15/10          1,422,400   795,199  2,217,599
1,270,000   325,000  1,595,000            Caesars Entertainment, Inc., 9.380%, due 02/15/07          1,435,100   367,250  1,802,350
  650,000   225,000    875,000            Extended Stay America, Inc., 9.880%, due 06/15/11            767,000   265,500  1,032,500
  300,000   360,000    660,000            Hilton Hotels Corp., 7.630%, due 12/1/2012                   346,125   415,350    761,475
  960,000   290,000  1,250,000            Mandalay Resort Group, 9.500%, due 8/1/2008                1,148,400   346,913  1,495,313
3,790,000 1,120,000 4,910,00 0    L      MGM Mirage, 8.380%, due 02/01/11                            4,396,399 1,299,199  5,695,598
  190,000   315,000    505,000            Starwood Hotels & Resorts Worldwide, Inc., 7.880%,
                                           due 05/01/12                                                215,650   357,525    573,175
1,400,000   355,000  1,755,000    #       Station Casinos, Inc., 6.000%, due 4/1/2012                1,456,000   369,200  1,825,200
1,140,000   290,000  1,430,000   #,L      Station Casinos, Inc., 6.500%, due 2/1/2014                1,155,675   293,988  1,449,663
1,155,000   290,000  1,445,000            Venetian Casino Resort LLC, 11.000%, due 06/15/10          1,334,025   334,950  1,668,975
1,080,000   270,000  1,350,000    L       Wynn Las Vegas Capital Corp., 12.000%, due 11/01/10        1,306,800   326,700  1,633,500
                                                                                                    ---------- --------- ----------
                                                                                                    18,499,180 6,022,974 24,522,154
                                                                                                    ---------- --------- ----------
                                          MACHINERY-DIVERSIFIED: 0.3%
  635,000   165,000    800,000            Cummins, Inc., 9.500%, due 12/01/10                          750,888   195,113    946,001
                                                                                                    ---------- --------- ----------
                                                                                                       750,888   195,113    946,001
                                                                                                    ---------- --------- ----------
                                          MEDIA: 12.8%
  505,000   125,000    630,000            Allbritton Communications Co., 7.750%, due 12/15/12          526,463   130,313    656,776
1,220,000   275,000  1,495,000            Block Communications, Inc., 9.250%, due 04/15/09           1,305,400   294,250  1,599,650
  365,000   105,000    470,000   W,#      Cablevision Systems Corp., 0.000%, due 04/01/09              366,369   105,394    471,763
  800,000   195,000    995,000   @@       CanWest Media, Inc., 10.630%, due 5/15/2011                  912,000   222,300  1,134,300
1,715,000   445,000  2,160,000   #,L      CCO Holdings Capital Corp., 8.750%, due 11/15/13           1,757,874   456,124  2,213,998
  920,000   240,000  1,160,000            Charter Communications Holdings Capital Corp., 9.630%,
                                          due 11/15/09                                                 782,000   204,000    986,000
  440,000   125,000    565,000   W,#      CSC Holdings, Inc., 6.750%, due 4/15/2012                    447,700   127,188    574,888
  470,000   155,000    625,000    L       CSC Holdings, Inc., 7.630%, due 4/1/2011                     498,200   164,300    662,500
1,685,000   430,000  2,115,000            CSC Holdings, Inc., 7.880%, due 12/15/2007                 1,819,799   464,399  2,284,198
  245,000    65,000    310,000    L       CSC Holdings, Inc., 8.130%, due 7/15/2009                    264,600    70,200    334,800
  455,000   120,000    575,000    L       Dex Media East Finance Co., 12.130%,  due 11/15/12           533,488   140,700    674,188
  610,000   160,000    770,000   #,L      Dex Media Finance Co., 9.880%, due 8/15/2013                 680,150   178,400    858,550
  930,000   245,000  1,175,000    #       Dex Media, Inc., 8.000%, due 11/15/13                        927,675   244,388  1,172,063
1,620,000   450,000  2,070,000            DirecTV Holdings LLC, 8.380%, due 3/15/2013                1,854,899   515,249  2,370,148
1,015,000   260,000  1,275,000    #       Echostar DBS Corp., 5.750%, due 10/1/2008                  1,053,063   269,750  1,322,813
  215,000    55,000    270,000   #,L      Echostar DBS Corp., 6.380%, due 10/1/2011                    229,513    58,713    288,226
  840,000   165,000  1,005,000            Entravision Communications Corp., 8.130%, due 03/15/09       905,100   177,788  1,082,888
1,535,000   390,000  1,925,000    #       Granite Broadcasting Corp., 9.750%, due 12/01/10           1,488,949   378,300  1,867,249
1,470,000   440,000  1,910,000    L       Gray Television, Inc., 9.250%, due 12/15/2011              1,650,074   493,899  2,143,973
1,430,000   365,000  1,795,000            Hollinger Intl. Publishing, 9.000%, due 12/15/2010         1,580,149   403,325  1,983,474
  745,000   210,000    955,000            Houghton Mifflin Co., 8.250%, due 2/1/2011                   770,144   217,088    987,232
  265,000    65,000    330,000    L       Houghton Mifflin Co., 9.880%, due 2/1/2013                   274,938    67,438    342,376
  190,000    45,000    235,000            Insight Communications Co., Inc., 0.000%, due 02/15/11       161,500    38,250    199,750
  655,000   170,000    825,000    L       LIN Television Corp., 6.500%, due 5/15/2013                  682,838   177,225    860,063
  560,000   140,000    700,000    L       Mediacom LLC, 9.500%, due 01/15/13                           557,200   139,300    696,500
  560,000   140,000    700,000    #       Nexstar Finance, Inc., 7.000%, due 1/15/2014                 557,200   139,300    696,500
  415,000   105,000    520,000    L       Paxson Communications Corp., 10.750%, due 07/15/08           436,788   110,513    547,301
1,390,000   360,000  1,750,000            Primedia, Inc., 8.880%, due 05/15/11                       1,431,700   370,800  1,802,500
1,205,000   310,000  1,515,000  @@,L      Quebecor Media, Inc., 11.130%, due 7/15/2011               1,388,763   357,275  1,746,038
  580,000   150,000    730,000            Radio One, Inc., 8.880%, due 7/1/2011                        646,700   167,250    813,950
  420,000   110,000    530,000   #,L      Reader's Digest Association, Inc., 6.500%, due 03/01/11      434,700   113,850    548,550
  730,000   190,000    920,000            Salem Communications Holding Corp., 9.000%, due 07/01/11     800,263   208,288  1,008,551

  905,000 235,000 1,140,000            Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12          985,319    255,856   1,241,175
  623,056       -   623,056  **, X, I  Source Media, Inc., 0.000%, due 11/1/2004                           1          -           1
1,005,000 240,000 1,245,000     #      Spanish Broadcasting System, 9.630%, due 11/01/09           1,069,069    255,300   1,324,369
  590,000 150,000   740,000     @@     Sun Media Corp., 7.630%, due 2/15/2013                        644,575    163,875     808,450
  805,000 205,000 1,010,000     @@     Videotron Ltee, 6.880%, due 01/15/14                          845,250    215,250   1,060,500
1,600,000 400,000 2,000,000     @@     Vivendi Universal SA, 6.250%, due 7/15/2008                 1,735,999    433,999   2,169,998
  890,000 215,000 1,105,000    #, L    Young Broadcasting, Inc., 8.500%, due 12/15/2008              965,650    233,275   1,198,925
  965,000 253,000 1,218,000     L      Young Broadcasting, Inc., 10.000%, due 03/01/11             1,037,375    271,975   1,309,350
                                                                                                  ----------  ---------  ----------
                                                                                                  35,009,437  9,035,087  44,044,524
                                                                                                  ----------  ---------  ----------
                                       MISCELLANEOUS MANUFACTURING: 1.6%
  745,000 185,000   930,000     #      Koppers, Inc., 9.880%, due 10/15/13                           823,225    204,425   1,027,650
  415,000 105,000   520,000     L      SPX Corp., 7.500%, due 01/01/13                               450,275    113,925     564,200
2,595,000 810,000 3,405,000     @@     Tyco Intl. Group SA, 6.750%, due 2/15/11                    2,893,755    903,253   3,797,008
                                                                                                  ----------  ---------  ----------
                                                                                                   4,167,255  1,221,603   5,388,858
                                                                                                  ----------  ---------  ----------
                                       OFFICE/BUSINESS EQUIPMENT: 0.6%
  320,000  80,000   400,000     L      Xerox Capital Trust I, 8.000%, due 2/1/27                     316,000     79,000     395,000
1,295,000 330,000 1,625,000     L      Xerox Corp., 7.630%, due 06/15/13                           1,385,650    353,100   1,738,750
                                                                                                  ----------  ---------  ----------
                                                                                                   1,701,650    432,100   2,133,750
                                                                                                  ----------  ---------  ----------
                                       OIL AND GAS: 3.3%
1,985,000 520,000 2,505,000            Chesapeake Energy Corp., 7.500%, due 09/15/13               2,203,350    577,200   2,780,550
  430,000  90,000   520,000            Energy Partners Ltd., 8.750%, due 8/1/2010                    462,250     96,750     559,000
1,660,000 425,000 2,085,000            Swift Energy Co., 9.380%, due 5/1/2012                      1,859,200    476,000   2,335,200
2,250,000 550,000 2,800,000     @@     Western Oil Sands, Inc., 8.380%, due 5/1/2012               2,694,375    658,625   3,353,000
1,725,000 375,000 2,100,000            Westport Resources Corp., 8.250%, due 11/01/11              1,927,688    419,063   2,346,751
                                                                                                  ----------  ---------  ----------
                                                                                                   9,146,863  2,227,638  11,374,501
                                                                                                  ----------  ---------  ----------
                                       OIL AND GAS SERVICES: 1.8%
2,950,000 175,000 3,125,000            Grant Prideco Escrow Corp., 9.000%, due 12/15/09            3,340,875    198,188   3,539,063
        - 500,000   500,000            Grant Prideco, Inc., 9.630%, due 12/1/07                            -    567,500     567,500
  280,000  70,000   350,000            Hanover Compressor Co., 0.000%, due 3/31/07                   217,000     54,250     271,250
1,240,000 385,000 1,625,000     L      Hanover Equipment Trust, 8.500%, due  9/01/08               1,333,000    413,875   1,746,875
  250,000       -   250,000     L      Hanover Equipment Trust, 8.750%, due 9/1/11                   271,250          -     271,250
                                                                                                  ----------  ---------  ----------
                                                                                                   5,162,125  1,233,813   6,395,938
                                                                                                  ----------  ---------  ----------
                                       PACKAGING AND CONTAINERS: 4.3%
  955,000 295,000 1,250,000            BWAY Corp., 10.000%, due 10/15/10                           1,026,625    317,125   1,343,750
1,025,000 645,000 1,670,000     @@     Crown European Holdings SA, 10.880%, due 03/01/13           1,199,250    754,650   1,953,900
1,600,000 375,000 1,975,000            Greif, Inc., 8.880%, due 08/01/12                           1,752,000    410,625   2,162,625
1,500,000 340,000 1,840,000            Jefferson Smurfit Corp. US, 8.250%, due 10/01/12            1,642,500    372,300   2,014,800
  560,000 135,000   695,000     @@     Norampac, Inc., 6.750%, due 6/01/13                           596,400    143,775     740,175
1,350,000 320,000 1,670,000     L      Owens-Brockway, 8.250%, due 5/15/13                         1,397,250    331,200   1,728,450
2,215,000 765,000 2,980,000     L      Owens-Brockway, 8.875%, due 2/15/2009                       2,403,275    830,025   3,233,300
1,360,000 360,000 1,720,000    #, L    Solo Cup Co., 8.500%, due 02/15/14                          1,416,100    374,850   1,790,950
                                                                                                  ----------  ---------  ----------
                                                                                                  11,433,400  3,534,550  14,967,950
                                                                                                  ----------  ---------  ----------
                                       PHARMACEUTICALS: 0.7%
1,365,000  50,000 1,415,000            AmerisourceBergen Corp., 7.250%, due 11/15/12               1,491,263     54,625   1,545,888
  250,000 485,000   735,000            AmerisourceBergen Corp., 8.130%, due  09/01/08                280,000    543,200     823,200
                                                                                                  ----------  ---------  ----------
                                                                                                   1,771,263    597,825   2,369,088
                                                                                                  ----------  ---------  ----------
                                       PIPELINES: 4.8%
1,110,000 265,000 1,375,000            ANR Pipeline Co., 8.880%, due 3/15/10                       1,237,650    295,475   1,533,125
  780,000 205,000   985,000            CenterPoint Energy Resources Corp., 7.750%, due 2/15/11       890,627    234,075   1,124,702
  850,000 210,000 1,060,000    #, L    Dynegy Holdings, Inc., 9.880%, due 7/15/10                    928,625    229,425   1,158,050
1,130,000 245,000 1,375,000     L      El Paso Corp., 7.880%, due 6/15/12                          1,017,000    220,500   1,237,500
        0  82,000    82,000            GulfTerra Energy Finance Corp., 10.630%, due 12/01/12               -    103,320     103,320
1,653,000 166,000 1,819,000            GulfTerra Energy Partners LP, 8.500%, due 06/01/10          1,917,480    192,560   2,110,040
1,230,000 200,000 1,430,000            Southern Natural Gas Co., 7.350%, due 02/15/31              1,186,950    193,000   1,379,950
  600,000 210,000   810,000     L      Southern Natural Gas Co., 8.000%, due 03/01/32                619,500    216,825     836,325
1,425,000 355,000 1,780,000            Transcontinental Gas Pipe LN, 7.250%, due 12/01/26          1,492,688    371,863   1,864,551
3,155,000 815,000 3,970,000            Transcontinental Gas Pipe LN, 8.880%, due 07/15/12          3,754,449    969,849   4,724,298
  420,000 105,000   525,000     @@     Utilicorp Canada Finance Corp., 7.750%, due 06/15/11          405,300    101,325     506,625
                                                                                                  ----------  ---------  ----------
                                                                                                  13,450,269  3,128,217  16,578,486
                                                                                                  ----------  ---------  ----------
                                       REAL ESTATES: 0.9%


   20,000       -    20,000             Felcor Lodging LP, 9.000%, due 6/1/11                         21,550          -      21,550
        - 350,000   350,000             Felcor Lodging LP, 9.500%, due 9/1508                              -    374,500     374,500
  255,000  95,000   350,000             Host Marriott Corp., 7.880%, due 8/1/08                      266,156     99,156     365,312
  635,000 170,000   805,000     #       iStar Financial, Inc., 5.130%, due 4/1/11                    631,825    169,150     800,975
  885,000 170,000 1,055,000     #       La Quinta Properties, Inc., 8.880%, due  03/15/11          1,004,475    192,950   1,197,425
  205,000  55,000   260,000     #       Omega Healthcare Investors, Inc., 7.000%, due 04/01/14       211,150     56,650     267,800
                                                                                                  ----------  ---------  ----------
                                                                                                   2,135,156    892,406   3,027,562
                                                                                                  ----------  ---------  ----------
                                        RETAIL: 6.2%
1,075,000 270,000 1,345,000             Asbury Automotive Group, Inc., 9.000%, due 06/15/12        1,155,625    290,250   1,445,875
  415,000 105,000   520,000    #, L     CSK Auto, Inc., 7.000%, due 01/15/14                         419,150    106,050     525,200
1,365,000 400,000 1,765,000             Dollar General Corp., 8.630%, due 6/15/10                  1,624,350    475,999   2,100,349
  660,000 170,000   830,000     L       Domino's, Inc., 8.250%, due 07/01/11                         714,450    184,025     898,475
1,105,000 285,000 1,390,000     L       Gap, Inc., 10.550%, due 12/15/08                           1,375,725    354,825   1,730,550
  660,000 150,000   810,000     #       General Nutrition Centers, Inc., 8.500%, due 12/01/10        696,300    158,250     854,550
  560,000 145,000   705,000     L       JC Penney Co., Inc., 6.880%, due 10/15/15                    620,200    160,588     780,788
2,105,000 540,000 2,645,000     L       JC Penney Co., Inc., 8.000%, due 3/1/10                    2,478,638    635,849   3,114,487
1,485,000 385,000 1,870,000             Rite Aid Corp., 8.130%, due 05/01/10                       1,596,375    413,875   2,010,250
  740,000 190,000   930,000     L       Rite Aid Corp., 9.250%, due 06/01/13                         788,100    202,350     990,450
  294,000  63,000   357,000    #, L     Saks, Inc., 7.000%, due 12/01/13                             310,170     66,465     376,635
  500,000 100,000   600,000             Saks, Inc., 8.250%, due 11/15/08                             565,000    113,000     678,000
1,920,000 525,000 2,445,000     #       Star Gas Finance Co., 10.250%, due 2/15/13                 2,150,400    588,000   2,738,400
1,140,000 300,000 1,440,000     L       Toys R US, Inc., 7.630%, due 8/01/11                       1,197,000    315,000   1,512,000
1,115,000 310,000 1,425,000             Yum! Brands, Inc., 8.880%, due 4/15/11                     1,397,931    388,663   1,786,594
                                                                                                  ----------  ---------  ----------
                                                                                                  17,089,414  4,453,189  21,542,603
                                                                                                  ----------  ---------  ----------
                                        SEMICONDUCTORS: 0.3%
  380,000 100,000   480,000     L       Amkor Technology, Inc., 9.250%, due 2/15/2008                420,850    110,750     531,600
  472,000  93,000   565,000     L       ON Semiconductor Corp., 13.000%, due 05/15/08                573,480    112,995     686,475
                                                                                                  ----------  ---------  ----------
                                                                                                     994,330    223,745   1,218,075
                                                                                                  ----------  ---------  ----------
                                        TELECOMMUNICATIONS: 8.7%
2,285,000 600,000 2,885,000    #, L     American Tower Corp., 9.380%, due 2/1/09                   2,422,099    635,999   3,058,098
  955,000 250,000 1,205,000      L      American Towers, Inc., 7.250%, due 12/1/11                   981,263    256,875   1,238,138
  895,000 230,000 1,125,000             Centennial Communications Corp., 10.130%, due 06/15/13       926,325    238,050   1,164,375
  530,000 140,000   670,000      L      Cincinnati Bell, Inc., 7.250%, due 7/15/13                   537,950    142,100     680,050
  525,000 145,000   670,000      L      Cincinnati Bell, Inc., 8.380%, due 1/15/14                   517,125    142,825     659,950
  135,000  35,000   170,000             Crown Castle Intl. Corp., 7.500%, due 12/1/13                133,313     34,563     167,876
  145,000  55,000   200,000      L      Crown Castle Intl. Corp., 9.380%, due 8/1/11                 158,050     59,950     218,000
1,445,000 330,000 1,775,000      L      Crown Castle Intl. Corp., 10.750%, due 8/1/11              1,625,624    371,249   1,996,873
  285,000  75,000   360,000      L      Dobson Communications Corp., 10.880%, due 07/01/10           253,650     66,750     320,400
3,600,000       - 3,600,000 ##, X, I,** ICG Services, Inc., 0.000%, due 2/15/08                            4          -           4
  580,000 145,000   725,000  #, @@, L   Inmarsat Finance PLC, 7.630%, due 2/30/12                    607,550    151,888     759,438
  885,000 225,000 1,110,000      #      Insight Capital, Inc., 10.500%, due 11/1/10                  955,800    243,000   1,198,800
  380,000  95,000   475,000      L      Lucent Technologies, Inc., 6.450%, due 3/15/29               323,000     80,750     403,750
  530,000 140,000   670,000      L      Lucent Technologies, Inc., 7.250%, due 7/15/06               557,825    147,350     705,175
  375,000  95,000   470,000             MetroPCS, Inc., 10.750%, due 10/1/11                         399,375    101,175     500,550
  875,000 205,000 1,080,000      L      Nextel Communications, Inc., 6.880%, due 10/31/13            934,063    218,838   1,152,901
2,480,000 625,000 3,105,000      L      Nextel Communications, Inc., 7.380%, due 8/1/15            2,696,999    679,687   3,376,686
1,335,000 325,000 1,660,000      L      Nextel Communications, Inc., 9.380%, due 11/15/09          1,458,487    355,063   1,813,550
        -  25,000    25,000             Nextel Partners, Inc., 8.130%, due 7/1/11                          -     26,563      26,563
  555,000 110,000   665,000             Nextel Partners, Inc., 12.500%, due 11/15/09                 654,900    129,800     784,700
  385,000  95,000   480,000      L      PanAmSat Corp., 8.500%, due 2/1/12                           404,250     99,750     504,000
  645,000 165,000   810,000      #      Qwest Corp., 9.130%, due 03/15/12                            735,300    188,100     923,400
  790,000 220,000 1,010,000    #, L     Qwest Services Corp., 13.000%, due 12/15/07                  912,450    254,100   1,166,550
1,349,000 345,000 1,694,000    #, L     Qwest Services Corp., 13.500%, due 12/15/10                1,574,957    402,787   1,977,744
1,090,000 295,000 1,385,000     @@      Rogers Wireless Communications, Inc., 9.630%, due 5/1/11   1,339,338    362,480   1,701,818
  290,000  75,000   365,000      #      Rural Cellular Corp., 8.250%, due 3/15/12                    297,975     77,063     375,038
  955,000 225,000 1,180,000    #, L     SBA Telecommunications, Inc., 0.000%, due 12/15/11           675,663    159,188     834,851
  520,000 135,000   655,000      L      Spectrasite, Inc., 8.250%, due 5/15/10                       559,000    145,125     704,125
   75,000 295,000   370,000     @@      TELUS Corp., 8.000%, due 06/01/11                             90,498    355,959     446,457
  305,000  75,000   380,000      #      UbiquiTel Operating Co., 9.880%, due 3/1/11                  298,900     73,500     372,400
8,267,451       - 8,267,451  X, I, **   US Interactive, 0.000%, due 04/17/05                         117,398          -     117,398

835,000      240,000  1,075,000          Western Wireless Corp., 9.250%, due 7/15/13       862,138        247,800    1,109,938
      -    6,250,000  6,250,000  I, **   WinStar Communications, Inc., 0.000%,                 625              -          625
                                                                                       -----------     ----------  -----------
                                                                                        24,011,894      6,448,327   30,460,221
                                                                                       -----------     ----------  -----------

                                Total Corporate Bonds                                  255,942,071     68,894,291  324,836,362
                                                                                       -----------     ----------  -----------
                                           ( Cost $260,907,272, $65,336,592, $326,243,864)

Shares                                                                                                  Value
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.1%

                                            MEDIA: 1.1%
       19,500 4,800     24,300              Cablevision Systems Corp.                   $2,040,674        $ 502,320    $ 2,542,994
        4,189 1,025      5,214     @        Paxson Communications Corp.                    378,033           92,506        470,539
          629   134        763              Spanish Broadcasting System                    636,863          135,675        772,538
                                                                                        ----------        ---------    -----------
                                                                                         3,055,570          730,501      3,786,071
                                                                                        ----------        ---------    -----------

                                            TELECOMMUNICATIONS: 0.0%
           -    373        373  @@, I, X    O Sullivan Industries, Inc.                          -                -              -
                                                                                        ----------        ---------    -----------
                                                                                                 -                -              -
                                                                                        ----------        ---------    -----------
                              Total Preferred Stock
                                            (Cost $3,018,810, $718,562, $3,737,372)      3,055,570          730,501      3,786,071
                                                                                        ----------        ---------    -----------

COMMON STOCK: 0.0%

                                            DIVERSIFIED FINANCIAL SERVICES: 0.0%
       17,906     -     17,906              North Atlantic Trading Co.                          18               -              18
                                                                                        ----------        ---------    -----------
                                                                                                18               -              18
                                                                                        ----------        ---------    -----------

                                            PACKAGING AND CONTAINERS: 0.0%
      100,000     -    100,000              Russell-Stanley Holdings, Inc.                      10               -              10
                                                                                        ----------        ---------    -----------
                                                                                                10               -              10
                                                                                        ----------        ---------    -----------

                                             RETAIL: 0.0%
      341,370     -    341,370               Intl. Fast Food Corp                                -                -              -
                                                                                        ----------        ---------    -----------

                                                                                                 -                -              -
                                                                                        ----------        ---------    -----------

                                            TELECOMMUNICATIONS: 0.0%
       61,806     -     61,806  @, X        Adelphia Business Solutions                          6               -               6
          132     -        132  @, @@       Completel Europe NV                              5,061               -           5,061
        1,481     -      1,481  X, I        ICG Communications, Inc.                         8,886               -           8,886
       83,445     -    483,445  X, I        Intl. Wireless Communications Holdings, Inc.        48               -              48
        2,350     -      2,350  X, I        Jordan Telecommunications                       65,511               -          65,511
           15     -         15    @         Mpower Holding Corp.                                22               -              22
                                                                                        ----------        ---------    -----------
                                                                                            79,534               -          79,534
                                                                                        ----------        ---------    -----------

                              Total Common Stock
                                          (Cost $8,965,004, $0, $8,965,004)                 79,562                -         79,562
                                                                                        ----------        ---------    -----------

WARRANTS: 0.0%

          490    90        580  @, #        American Tower Corp.                            69,825           12,825         82,650
       92,950     -     92,950  @, X, I     Comforce Corp.                                     930                -            930
        3,100     -      3,100  @, #, I     Dayton Superior Corp.                               31                -             31
            -   500        500  ##,@@, I, X GT Group Telecom, Inc.                               -                -              -

        6,600     -      6,600  @, #, X     ICG Communications, Inc.                             1                -              1
            - 1,000      1,000  @@, I, X    O Sullivan Industries, Inc.                          -                -              -
        3,000     -      3,000              Travelcenters Of America, Inc.                       -                -              -
                                                                                        ----------        ---------    -----------
                                                                                            70,787           12,825         83,612
                                                                                        ----------        ---------    -----------

                         Total Warrants
                                     (Cost $40,726, $6,677, $47,403)                              70,787        12,828         3,612
                                                                                             -----------   -----------  ------------
                                  Total Long Term Investments
                                     (Cost $272,931,812, $66,061,831, $338,993,643)          259,147,990    69,637,617   328,785,607
                                                                                             -----------   -----------  ------------

Principal
Amount                                                                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 1.2%
                                     REPURCHASE AGREEMENT: 1.2%
$ 1,237,000  $       -  $ 1,237,000  Goldman Sachs Repurchase Agreement dated
                                       03/31/04, 1.0700%, due 04/01/04, $1,237,037
                                       to be received upon repurchase (Collater-
                                       alized by Federal Home Loan Bank, 5.2500%,
                                       Market Value $1,266,414, due 05/13/05)               $  1,237,000   $         -  $  1,237,000

          -  2,731,000    2,731,000  Goldman Sachs Repurchase Agreement dated
                                       03/31/04, 1.0700%, due 04/01/04,$2,731,081
                                       to be received upon repurchase (Collater-
                                       alized by Federal Home Loan Bank, 6.3750%,
                                       Market Value $2,790,965, due 08/15/06)                          -     2,731,000     2,731,000
                                                                                            ------------   -----------  ------------
                                                                                               1,237,000     2,731,000     3,968,000
                                                                                            ------------   -----------  ------------
                             Total Repurchase Agreements
                                     (Cost $1,237,000, $2,731,000, $3,968,000)                 1,237,000     2,731,000     3,968,000
                                                                                            ------------   -----------  ------------

           TOTAL INVESTMENTS IN SECURITIES(COST $274,168,812,
             $68,792,831, $342,961,643)*                                              96.7% $ 60,384,990   $72,368,617  $332,753,607
           OTHER ASSETS AND LIABILITIES-NET                                            3.3    10,340,339     1,174,166    11,514,505
                                                                                     -----  ------------   -----------  ------------
           NET ASSETS                                                                  100% $270,725,329   $73,542,783  $344,268,112
                                                                                     =====  ============   ===========  ============

                        @          Non-income producing security

                        @@         Foreign issuer

                        X          Trustees.

                        XX         Value of securities obtained from one
                                   or more dealers making markets in the
                                   securities which have been adjusted
                                   based on the Fund's valuation procedures.

                        W          When-issued or delayed delivery security.

                        # Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institu-tional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $75,470,846 or 21.9% of net assets.

                        ##         Illiquid and restricted security

                        I          Illiquid Security

                        L Loaned security, a portion or all of the security is on loan at March 31, 2004.

                        **         Defaulted security

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1 - BASIS OF COMBINATION:

     On June 3, 2004, the Board of Trustees of the ING High Yield Opportunity Fund ("High Yield Opportunity Fund") and the ING High Yield Bond Fund ("High Yield Bond Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of High Yield Opportunity Fund, High Yield Bond Fund will acquire all of the assets of the High Yield Opportunity Fund, subject to the liabilities of such Fund, in exchange for a number of shares of High Yield Bond Fund equal in value to the net assets of the High Yield Opportunity Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2004. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of High Yield Opportunity Fund and High Yield Bond Fund at March 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of High Yield Opportunity Fund and High Yield Bond Fund for the year ended March 31, 2004. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for High Yield Opportunity Fund and High Yield Bond Fund under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of High Yield Bond Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of High Yield Opportunity Fund by High Yield Bond Fund as of March 31, 2004. In connection with the Plan, the Class M Shares of the High Yield Opportunity Fund will merge into the Class A Shares of the High Yield Bond Fund. The number of additional shares issued was calculated by dividing the net asset value of each Class of High Yield Opportunity Fund by the respective Class net asset value per share of High Yield Bond Fund.

NOTE 4  - UNAUDITED PRO FORMA ADJUSTMENTS:

      The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on March 31, 2004. High Yield Opportunity Fund expenses were adjusted assuming High Yield Bond Fund's fee structure was in effect for the year ended March 31, 2004.

NOTE 5 - MERGER COSTS:

      Merger costs to be incurred by the Funds are estimated at approximately $75,000. These costs represent one half of the estimated expense of all the Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Investments LLC, Investment Adviser to the Funds, will bear the other half of the cost of the Merger.

NOTE 6 - USE OF ESTIMATES

      Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

      It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

                         ING HIGH YIELD OPPORTUNITY FUND

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 7, 2004.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoint(s) MICHAEL J. ROLAND AND HUEY P. FALGOUT, JR. or any one or both of them, proxies, with full power of substitution, to vote all shares of ING High Yield Opportunity Fund (the "Fund"), a series of ING Funds Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on October 7, 2004 at 10:00 a.m., Local time, and at any adjournment(s) thereof.

        This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

        PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR BALLOT.

        Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among High Yield Opportunity Fund and ING High Yield Bond Fund ("High Yield Bond Fund"), providing for the merger of High Yield Opportunity Fund with and into High Yield Bond Fund; and


For [  ]                     Against [  ]                 Abstain [  ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

For [  ]                     Against [  ]                 Abstain [  ]

        This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

------------------------                                     -----------------
Signature                                                    Date
------------------------                                     -----------------
Signature (if held jointly)                                  Date

ING Series Fund, Inc.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article X of the Registrant's Trust Instrument provides the following:

Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or under Delaware law shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 10.2 Indemnification.

      (a) Subject to the exceptions and limitations contained in Section (b) below:

            (i) Every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)   No indemnification shall be provided hereunder to a Covered Person:

            (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
                  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons, as defined in the Trust Instrument, of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts

                  (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

      (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person, as defined in the Trust Instrument, may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or a Series thereof from time to time, prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Article IX of the Registrant's By-Laws provides the following:

The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Article IX of Registrants By-Laws and paragraph 1.11 of the Distribution Agreement.

The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

Section 12 of the Management Agreement between Registrant and Manager, Section 8 of the Sub-Advisory Agreements and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)   (a)   Trust Instrument dated July 30,1998 - previously filed as an Exhibit to the Pre-Effective Amendment No. 1 to Registrant's Registration
            Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

      (b) Amendment dated February 22, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

      (c) Certificate of Amendment dated February 27, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on June 15, 2001 and incorporated herein by reference.

      (d) Certificate of Amendment dated May 9, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (e) Amendment No. 1 dated November 2, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's

            Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (f) Amendment No. 2 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (g) Amendment No. 3 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (h) Certificate of Amendment dated February 15, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (i) Amendment No. 4 dated March 1, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (j) Amendment No. 5 dated September 23, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (k) Amendment No. 6 dated September 23, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (l) Amendment No. 7 dated November 22, 2002 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (m) Amendment No. 8 dated June 2, 2003 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

(2) Bylaws - previously filed as an Exhibit to the Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

(3)   Not applicable.

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust, on behalf of its ING High Yield Opportunity Fund series and ING Funds Trust, on behalf of its ING High Yield Bond Fund series -- filed herewith.

(5) The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration of Trust referenced in Exhibit (1) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit (2) above.

(6)   (a)   Form of Restated Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration
            Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

      (b) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

      (c) Form of Investment Management Agreement between Registrant and ING Mutual Funds Management Co. LLC ("IMFC") -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (d) Sub-Advisory Agreement between IMFC and Baring Asset Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (e) Form of Sub-Advisory Agreement between IMFC and Baring International Investment Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (f) Form of Sub-Advisory Agreement between IMFC and Baring Asset Management (Asia) Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (g) First Amendment to Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (h) Form of Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (i) Form of Sub-Advisory Agreement between IMFC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (j) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

      (k) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (l) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

      (m) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (n) Form of Sub-Advisory Agreement between IMFC and CRA Real Estate Securities, L.P. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (o) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

      (p) Form of Sub-Advisory Agreement between ING Pilgrim Investments, LLC and CRA Real Estate Securities L.P. with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

      (q) Form of Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc. with respect to ING Intermediate Bond Fund - previously filed as an Exhibit to the Registrant's Registration Statement on Form N-14 on April 30, 2004 and incorporated herein by reference.

(7)   (a)   Underwriting Agreement dated September 23, 2002 between Registrant and ING Funds Distributor, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration
            Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

      (b) Form of Financial Institution Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (c) Form of Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(8)   Not Applicable.

(9)   (a)   Custody Agreement dated January 6, 2003 between Registrant and The
            Bank of New York. - previously filed as an Exhibit to Post-Effective
            Amendment No. 24 to the Registrant's Registration Statement on Form
            N-1A on July 29, 2003 and incorporated herein by reference.

      (b) Foreign Custody Manager Agreement dated January 6, 2003 between Registrant and The Bank of New York.- previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (i) Amended Schedule 1 dated January 13, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (ii) Amended Schedule 1 dated March 13, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (iii) Amended Schedule 1 dated April 7, 2003- previously filed as an
                  Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (iv) Amended Schedule 1 dated May 1, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

            (v) Amended Schedule 2 dated June 6, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A on July 29, 2003 and incorporated herein by reference.

(10)  (a)   Rule 12b-1 Distribution Plan and Agreement with respect to Class A shares --previously filed as an Exhibit to Post-Effective Amendment
            No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (b) Rule 12b-1 Distribution Plan and Agreement with respect to Class B, Class C, and Class X shares -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (c) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class B shares - previously filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed electronically on July 31, 2001 and incorporated by reference.

      (d) Form of 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

      (e) Amended and Restated 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (f) Amended and Restated Rule 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed electronically on November 9, 2001 and incorporated herein by reference.

(11)  Form of Opinion and Consent of Counsel - filed herewith.

(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - To be filed by subsequent post-effective amendment.

(13)  (a)   Form of Service Agreement -- previously filed as an Exhibit to
            Post-Effective Amendment No. 6 to the Registrant's Registration
            Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (b) Fund Services Agreement between Registrant and ING Fund Services Co. LLC -- filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on April 15, 1999 and incorporated herein by reference.

      (c) Form of Recordkeeping Agreement with State Street Bank and Trust Company -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (d) Form of Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed electronically on June 15, 2001 and incorporated herein by reference.

      (e) Amended and Restated Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration

            Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (f) Form of Administration Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (g) Form of Amended and Restated Administration Agreement between Registrant and ING Funds Services, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (h) Form of Expense Limitation Agreement among ING Pilgrim Investments, LLC, Clarion CRA Securities L.P. and Pilgrim Funds Trust with respect to Pilgrim Global Real Estate Fund - previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A on July 27, 2001 and incorporated herein by reference.

      (i) Form of Expense Limitation Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

      (j) Form of Amended and Restated Expense Limitation Agreement between Registrant and ING Funds Services, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (k) Form of Fund Accounting Agreement with Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

(14)  Consent of independent auditors - filed herewith.

(15)  Not applicable.

(16)  Powers of attorney - filed herewith.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 2nd day of July, 2004.

                          ING FUNDS TRUST

                          By: /s/ Huey Falgout, Jr.
                          ----------------------------------
                          Huey Falgout, Jr.
                          Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                                  TITLE                                DATE
------------------------                -----------------------------                ------------
________________________
John G. Turner*                              Trustee and Chairman                    July 2, 2004

________________________                President and Chief Executive
James M. Hennessy*                                 Officer                           July 2, 2004

________________________                 Executive Vice President and
Michael J. Roland*                       Principal Financial Officer                 July 2, 2004

________________________
Paul S. Doherty*                                   Trustee                           July 2, 2004

________________________
J. Michael Earley*                                 Trustee                           July 2, 2004

________________________
R. Barbara Gitenstein*                             Trustee                           July 2, 2004

________________________
Walter H. May, Jr.*                                Trustee                           July 2, 2004

________________________
Thomas J. McInerney*                               Trustee                           July 2, 2004

________________________
Jock Patton*                                       Trustee                           July 2, 2004

________________________
David W.C. Putnam*                                 Trustee                           July 2, 2004

________________________
Blaine E. Rieke*                                   Trustee                           July 2, 2004

________________________
Richard A. Wedemeyer*                              Trustee                           July 2, 2004

________________________
Roger B. Vincent*                                  Trustee                           July 2, 2004

*By: /s/ Huey P. Falgout
     -------------------
     Huey P. Falgout, Jr.

     Attorney-in-Fact**

** Executed pursuant to powers of attorney filed in this Registration Statement.

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between ING Funds Trust, on behalf of its ING High Yield Opportunity Fund series and ING Funds Trust, on behalf of its ING High Yield Bond Fund series

(11)  Form of Opinion and Consent of Counsel

(14)  Consent of Independent Auditors

(16)  Powers of Attorney